                                                            EXHIBIT 10.1

        _______________________________________________________________




                                  $52,500,000


                                CREDIT AGREEMENT



                            dated as of June 6, 1994



                                     among



                             VLSI TECHNOLOGY, INC.



                           THE LENDERS NAMED HEREIN,



                                      and



                             CONTINENTAL BANK N.A.

                                    as Agent




        ______________________________________________________________





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

The following Table of Contents has been inserted for convenience only and does not constitute a part of this Agreement.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
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SECTION 1. DEFINITIONS AND ACCOUNTING TERMS...........................................   1
     1.1 Certain Defined Terms........................................................   1
     1.2 Other Definitional Provisions................................................   14
     1.3 Accounting and Financial Determinations......................................   14

SECTION 2. THE COMMITMENTS............................................................   15
     2.1 Revolving Loan Commitment....................................................   15
     2.2 LC Commitment................................................................   15
     2.3 Commitments and Other Terms..................................................   15

SECTION 3. THE LOANS..................................................................   16
     3.1 Various Types of Loans.......................................................   16
     3.2 Notice of Borrowing..........................................................   16
     3.3 Funding......................................................................   16
     3.4 Funding Reliance.............................................................   17
     3.5 Conversion and Continuation of Loans.........................................   17
     3.6 Repayment of Revolving Loans; Revolving Notes................................   18
     3.7 Recordkeeping................................................................   18

SECTION 4. THE LETTERS OF CREDIT......................................................   19
     4.1 Request for Issuance of Letters of Credit....................................   19
     4.2 Expiration and other Terms...................................................   19
     4.3 Participation................................................................   19
     4.4 Notification of Demand for Payment...........................................   20
     4.5 Funding by Issuing Lender....................................................   20
     4.6 Non-Conforming Demand For Payment............................................   20
     4.7 Return of Letter of Credit...................................................   20
     4.8 Reimbursement Agreement of the Borrower......................................   21
     4.9 Funding By Lenders...........................................................   21
     4.10 Return of Funds Related to Non-Conforming Demand............................   22
     4.11 Obligation to Reimburse for or Participate in Letter of Credit Payments.....   22
     4.12 Mandatory Payment to Agent of LC Obligations................................   23

SECTION 5. INTEREST AND FEES, ETC.....................................................   23
     5.1 Revolving Loan Interest Rates................................................   23
     5.2 Default Interest Rate........................................................   25
     5.3 Interest Payment Dates.......................................................   25
     5.4 Interest Periods.............................................................   25
     5.5 Setting and Notice of Rates..................................................   25
     5.6 Computation of Interest......................................................   26
     5.7 Fees.........................................................................   26


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
                                                                                        PAGE
                                                                                        ----
SECTION 6. REDUCTION OR TERMINATION OF THE COMMITMENTS; PAYMENTS AND PREPAYMENTS......  28
6.1 Voluntary Reduction or Termination of the Revolving Loan Commitments..............  28
6.2 Voluntary Reduction or Termination of the LC Commitments..........................  28
6.3 Voluntary Prepayments.............................................................  29
6.4 Mandatory Prepayments.............................................................  29
6.5 Making of Payments................................................................  29
6.6 Application of Payments...........................................................  29
6.7 Due Date Extension................................................................  30
6.8 Sharing of Payments...............................................................  30
6.9 Setoff............................................................................  31
6.10 Net Payments.....................................................................  31

SECTION 7. CHANGES IN CIRCUMSTANCES...................................................  32
7.1 Increased Costs...................................................................  32
7.2 Change in Rate of Return..........................................................  33
7.3 Basis for Determining Interest Rate Inadequate or Unfair..........................  33
7.4 Changes in Law Rendering Certain Loans Unlawful...................................  34
7.5 Funding Losses....................................................................  35
7.6 Right of Lenders to Fund Through Other Offices....................................  35
7.7 Discretion of Lenders as to Manner of Funding.....................................  35
7.8 Conclusiveness of Statements; Survival of Provisions..............................  36

SECTION 8. REPRESENTATIONS AND WARRANTIES.............................................  36
8.1 Organization, etc.................................................................  36
8.2 Authorization.....................................................................  36
8.3 No Conflict.......................................................................  36
8.4 Governmental Consents.............................................................  37
8.5 Validity..........................................................................  37
8.6 Financial Statements..............................................................  37
8.7 Material Adverse Change...........................................................  37
8.8 Litigation and Contingent Obligations.............................................  37
8.9 Liens.............................................................................  37
8.10 Subsidiaries.....................................................................  37
8.11 Pension and Welfare Plans........................................................  37
8.12 Investment Company Act...........................................................  38
8.13 Public Utility Holding Company Act...............................................  38
8.14 Margin Regulation................................................................  38
8.15 Taxes............................................................................  38
8.16 Accuracy of Information..........................................................  39
8.17 Environmental Warranties.........................................................  39
8.18 Proceeds.........................................................................  41
8.19 Insurance........................................................................  41
8.20 Securities Laws..................................................................  41
8.21 Governmental Authorizations......................................................  41


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
                                                                                        PAGE
                                                                                        ----
SECTION 9. AFFIRMATIVE COVENANTS......................................................  41
9.1 Reports, Certificates and Other Information.......................................  41
9.2 Corporate Existence; Foreign Qualification........................................  45
9.3 Books, Records and Inspections....................................................  45
9.4 Maintenance of Properties and Insurance...........................................  45
9.5 Taxes.............................................................................  46
9.6 Pension Plans and Welfare Plans...................................................  46
9.7 Compliance with Laws..............................................................  46
9.8 Maintenance of Permits............................................................  46
9.9 Environmental Compliance..........................................................  46

SECTION 10. NEGATIVE COVENANTS........................................................  46
10.1 Limitation on Indebtedness.......................................................  47
10.2 Liens............................................................................  47
10.3 Consolidation, Merger, etc.......................................................  50
10.4 Asset Disposition, etc...........................................................  50
10.5 Restricted Payments..............................................................  51
10.6 Investments......................................................................  52
10.7 Change of Control................................................................  54
10.8 Subordinated Debt................................................................  54
10.9 Take or Pay Contracts............................................................  54
10.10 Regulations G and U.............................................................  54
10.11 Subsidiaries....................................................................  55
10.12 Other Agreements................................................................  55
10.13 Business Activities.............................................................  55
10.14 Transactions with Affiliates....................................................  55
10.15 Contingent Obligations..........................................................  56

SECTION 11. FINANCIAL COVENANTS.......................................................  56
11.1 Quick Ratio......................................................................  56
11.2 Leverage Ratio...................................................................  57
11.3 Minimum Profitability............................................................  57
11.4 Fixed Charge Coverage Ratio......................................................  57
11.5 Capital Expenditures.............................................................  57
11.6 Consolidated Tangible Net Worth..................................................  57
11.7 Cash and Cash Equivalents........................................................  58

SECTION 12. CONDITIONS................................................................  58
12.1 Conditions to Effectiveness......................................................  58
12.2 All Loans and Letters of Credit..................................................  59

SECTION 13. EVENTS OF DEFAULT AND THEIR EFFECT........................................  60
13.1 Events of Default................................................................  60
13.2 Effect of Event of Default.......................................................  63

SECTION 14. THE AGENT.................................................................  63
14.1 Authorization and Action.........................................................  63
14.2 Liability of the Agent...........................................................  64
14.3 Continental and Affiliates.......................................................  64


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
                                                                                        PAGE
                                                                                        ----
14.4 Lender Credit Decision...........................................................  65
14.5 Indemnification..................................................................  65
14.6 Successor Agent..................................................................  65

SECTION 15. ASSIGNMENTS AND PARTICIPATIONS............................................  66
15.1 Assignments......................................................................  66
15.2 Participations...................................................................  67
15.3 Confidentiality..................................................................  68
15.4 Foreign Transferees..............................................................  68

SECTION 16. MISCELLANEOUS.............................................................  69
16.1 Waivers and Amendments...........................................................  69
16.2 Notices..........................................................................  70
16.3 Payment of Costs and Expenses....................................................  70
16.4 General Indemnity................................................................  71
16.5 Subsidiary References............................................................  71
16.6 Captions.........................................................................  72
16.7 Governing Law....................................................................  72
16.8 Counterparts.....................................................................  72
16.9 SUBMISSION TO JURISDICTION; WAIVER OF VENUE......................................  72
16.10 WAIVER OF JURY TRIAL............................................................  73
16.11 Successors and Assigns..........................................................  73


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                             SCHEDULES AND EXHIBITS


SCHEDULES


SCHEDULE I       Schedule of Lenders and Percentages-Section  1.1
SCHEDULE II      Contingent Obligations-Sections 8.8, 10.15
SCHEDULE III     Subsidiaries-Section  8.10
SCHEDULE IV      ERISA-Section  8.11
SCHEDULE V       Environmental Matters-Section  8.17
SCHEDULE VI      Indebtedness-Section  10.1
SCHEDULE VII     Liens-Section  10.2
SCHEDULE VIII    Investments-Section  10.6


EXHIBITS
- - --------

EXHIBIT A         Form of Revolving Note-Section  1.1
EXHIBIT B         Form of Borrowing Request-Section  3.2
EXHIBIT C         Form of Continuation/Conversion Notice-Section  3.5
EXHIBIT D         Form of Compliance Certificate-Section  9.1.3
EXHIBIT E         [                                          ]
EXHIBIT F-1       Form of Opinion of Heller, Ehrman, White &
                  McAuliffe, counsel to the Borrower and the
                  Domestic Subsidiaries-Section 12.1.3
EXHIBIT F-2       Form of Opinion of Thomas F. Mulvaney, General
                  Counsel to the Borrower and the Subsidiaries -
                  Section 12.1.3
EXHIBIT G         Form of Officer's Certificate-Section 12.1.4
EXHIBIT H         Form of Assignment Agreement-Section 15.1



[        ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Complete document separately filed with the Securities and Exchange Commission.

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
                                CREDIT AGREEMENT

                 THIS CREDIT AGREEMENT, dated as of June 6, 1994, among VLSI Technology, Inc., a Delaware corporation (herein called the "Borrower"), the lenders party hereto (herein, together with any Eligible Assignees thereof, collectively called the "Lenders" and each individually called a "Lender"), and Continental Bank N.A. (herein called "Continental"), as agent for the Lenders (herein, in such capacity, together with any successor thereto in such capacity, called the "Agent").

                 WHEREAS, the Borrower wishes to be able to borrow funds from the Lenders from time to time and subject to the terms and conditions set forth herein; and
                 WHEREAS, the Lenders are willing to make loans and issue or participate in the issuance of letters of credit, all subject to the terms and conditions hereinafter set forth;
         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
         "Affected Lender" - see Section 7.4.

         "Affiliate" of any Person shall mean any other Person (other than, in the case of the Borrower or any of its Subsidiaries, a Subsidiary) which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any commitment with responsibility for administering, any Pension Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent" - see Preamble.





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         "Agreement" shall mean this Credit Agreement, as hereafter amended, modified, restated, refinanced, refunded or renewed from time to time in whole or in part.

         "Alternate Reference Rate" shall mean, for any day, a fluctuating rate per annum equal to the greater of (i) the Reference Rate or (ii) a rate per annum (rounded upward to the next higher 1/8 of 1% if not already an integral multiple of 1/8 of 1%) equal to the Federal Funds Rate in effect at the commencement of business on such day plus .5% per annum.

         "Assignment Agreement" - see Section 15.1.

         "Authorized Officer" shall mean the President, any Vice President, the Chief Financial Officer and the Assistant Treasurer.

         "Base Rate Loan" shall mean any Loan which bears interest at or by reference to the Alternate Reference Rate.

         "Beneficiary" shall mean the beneficiary under any Letter of Credit.

         "Borrower" - see Preamble.

         "Borrowing" shall mean a borrowing hereunder consisting of Revolving Loans made to the Borrower at the same time by the Lenders pursuant to Section
2.  A Borrowing may be a Base Rate Borrowing or a Fixed Rate Borrowing.

         "Borrowing Request" - see Section 3.2.

         "Business Day" shall mean: any day of the year on which banks are open for business in Chicago and San Francisco; and in the case of a Business Day which relates to a Fixed Rate Loan, any day of the year on which banks are open for business in Chicago, San Francisco and New York and on which dealings are carried on in the interbank eurodollar market.

         "Capitalized Lease" shall mean, with respect to any Person, any lease of (or other agreement conveying the right to use) any personal property by such Person which, in conformity with GAAP, is accounted for as a capitalized lease on the balance sheet of such Person.

         "Capitalized Lease Liabilities" shall mean with respect to any Person, all rental payment obligations of such Person under any Capitalized Lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount




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thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "CD Loan" shall mean any Loan which bears interest at a rate determined with reference to the CD Rate (Reserve Adjusted).

         "CD Rate" shall mean, with respect to each Interest Period for a CD Loan, the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the nearest 1/100 of 1%) of the prevailing bid rates per annum at or about the time of determination of the CD Rate on the first day of such Interest Period for the purchase by certificate of deposit dealers in New York or Chicago of recognized standing from the Agent at face value of certificates of deposit issued by the Agent in an amount approximately equal or comparable to the amount of such CD Loan and having a maturity comparable to such Interest Period.

         "CD Rate (Reserve Adjusted)" shall mean, with respect to any CD Rate Loan for any Interest Period, a rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

    CD Rate         =         CD Rate              +   FDIC
                      ----------------------------
(Reserve Adjusted)    1-CD Rate Reserve Percentage   Assessment Rate

         "CD Rate Reserve Percentage" shall mean, with respect to any CD Loan for any Interest Period, a percentage (expressed as a decimal) equal to the daily reserve requirements (including all basic, supplemental, marginal and other reserves), as specified under Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board which prescribes reserve requirements applicable to non-personal time deposits as presently defined in Regulation D, as then in effect, as applicable to the class of banks of which the Agent is a member, on deposits of the type used as a reference in determining the CD Rate (Reserve Adjusted) and having a maturity approximately equal to such Interest Period.

         "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.

         "CERCLIS" shall mean the Comprehensive Environmental Response Compensation Liability Information System List.

         "Charges" - see Section 6.10.





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         "Class One Cash Equivalents" means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements of any Lender or any other commercial bank whose unsecured long-term debt obligations are rated at least A-1 by Standard & Poor's Corporation or A3 by Moody's Investors Service, Inc. having maturities of one year or less from the date of acquisition, and (iii) commercial paper or other securities with maturities from the date of the acquisition thereof of one year or less and in each case rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments. The total Dollar amount of Class One Cash Equivalents at any time outstanding shall be calculated by using the fair market value of such Class One Cash Equivalents as of such date as quoted by the Wall Street Journal, if so quoted, and if not so quoted, as determined in good faith by the Borrower.

         "Class Two Cash Equivalents" means any security or other financial instrument not issued by a Subsidiary or Affiliate which does not constitute a Class One Cash Equivalent. The total Dollar amount of Class Two Cash Equivalents at any time outstanding shall be calculated by using the fair market value of such Class Two Cash Equivalents as of such date as quoted by the Wall Street Journal, if so quoted, and if not so quoted, as determined in good faith by the Borrower.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commercial LC Commitment Fee" - see Section 5.7(c).

         "Commitment Fee" - see Section 5.7(a).

         "Commitment(s)" - see Section 2.3.

         "COMPASS" shall mean COMPASS Design Automation, Inc., a Delaware corporation.

         "Compliance Certificate" - see Section 9.1.3.

         "Consolidated Capital Expenditures" shall mean, for any period, the capital expenditures of the Borrower and its Subsidiaries for such period, as the same are (or would in accordance with GAAP be) set forth in the consolidated statement




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of cash flows of the Borrower and its Subsidiaries for such period.

         "Consolidated Quick Ratio" - see Section 11.1.

         "Consolidated Tangible Net Worth" shall mean the consolidated shareholder's equity of the Borrower and its Subsidiaries less the amount of any intangible assets.

         "Continental" shall mean Continental Bank N.A., a national banking association having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697, and any successor thereto, in its individual capacity.

         "Contingent Obligation" shall mean, with respect to any Person at any date, without duplication: (i) any obligations with respect to undrawn letters of credit issued for the account of such Person; (ii) any Hedging Obligations of such Person; and (iii) any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. As of any date of determination, the amount of any Person's obligation under any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be, with respect to clause (i) hereof, the undrawn face amount of such letter of credit; with respect to clause (ii) hereof, the notional amount of such Hedging Obligation; and with respect to clause (iii) hereof, the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" - see Section 3.5.

         "Controlled Group" shall mean all members of a group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under section 414(b) or section 414(c) of the Code. For purposes of this definition, the term Borrower shall be deemed to include any and all Domestic Subsidiaries of the Borrower.

         "Convertible Subordinated Debt" shall mean those certain 7% Convertible Subordinated Debentures due May 1, 2012.




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         "Default" shall mean any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Dollars" and the sign "$" shall mean lawful money of the United States of America.

         "Domestic Subsidiary" shall mean any Subsidiary which is organized under the laws of a state or other U.S. jurisdiction.

         "EBITDA" - see Section 11.4.

         "Effective Date" shall mean the date of this Agreement as set forth in the Preamble.

         "Eligible Assignee" shall mean, in the case of the Revolving Loan Commitments, Revolving Notes, LC Commitments or Letters of Credit, any bank which at the time of any related assignment has a commercial paper rating of at least A-1 or the equivalent by Standard & Poor's Corporation or P-1 or the equivalent by Moody's Investors Service, Inc. and which meets the requirements of Section 15.4, if applicable.

         "Environmental Laws" shall mean all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including common law and consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Eurocurrency Reserve Percentage" shall mean, with respect to any Eurodollar Loan for any Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period, as prescribed by the Federal Reserve Board, for determining the aggregate maximum reserve requirements (including all basic, supplemental, marginal and other reserves) applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other then-applicable regulation of the Federal Reserve Board which prescribes reserve requirements applicable to "Eurocurrency liabilities," as defined in Regulation D, as applicable to the class of banks of which the Agent is a member. For purposes of this Agreement, any Eurodollar Loan hereunder shall be deemed to be "Eurocurrency liabilities," as defined in Regulation D, and, as such, shall be deemed to be subject to such reserve requirements without the benefit of, or credit for, proration,




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exceptions or offsets which may be available to the Agent or any Lender from time to time under Regulation D.

         "Eurodollar Loan" shall mean any Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted).

         "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, the rate of interest equal to the average (rounded upward, if necessary, to the next higher 1/16 of 1%) rate per annum at which Dollar deposits in immediately available funds are offered to the Lending Office of Continental two Business Days prior to the beginning of such Interest Period by prime banks in the interbank eurodollar market as at or about the relevant local time of such Lending Office, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Fixed Rate Loan of the Agent for such Interest Period. As used herein, "relevant local time" shall mean 11:00 A.M., London time, when the Lending Office of Continental is located in Europe, or 10:00 A.M., Chicago time, when such Lending Office is located in North America or otherwise outside of Europe.

         "Eurodollar Rate (Reserve Adjusted)" shall mean, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

       Eurodollar Rate     =      Eurodollar Rate
                                  ---------------
     (Reserve Adjusted)           1-Eurocurrency
                                  Reserve Percentage

         "Event of Default" shall mean any of the events described in Section 13.1.

         "Facility Fee" - see Section 5.7(b).

         "FDIC Assessment Rate" shall mean, with respect to any CD Loan for any Interest Period, the annual assessment rate (rounded upward, if necessary, to the nearest 1/100 of 1%) actually incurred by the Agent to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of the Agent in the United States of America during the most recent period for which such rate has been determined prior to the commencement of such Interest Period, as adjusted as hereinafter provided. If the annual assessment rate for the Federal Deposit Insurance Corporation's (or any successor's) insuring such time deposits is




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
scheduled to change during such Interest Period from that which was in effect during the most recent period for which such rate has been determined prior to the commencement of such Interest Period, the FDIC Rate shall be the weighted average (rounded upward, if necessary, to the nearest 1/100 of 1%) of the annual assessment rate in effect during such most recent period and the revised annual assessment rate taking effect during such Interest Period. The Agent's determination of the FDIC Assessment Rate with respect to any CD Loan for any Interest Period shall be conclusive in the absence of manifest error.

         "Federal Funds Rate" shall mean at any time an interest rate per annum equal to the weighted average of the rates for overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it, it being understood that the Federal Funds Rate for any day which is not a Business Day shall be the Federal Funds Rate for the next preceding Business Day.

         "Financial LC Commitment Fee" - see Section 5.7(c).

         "Financial Letters of Credit" means any Letter of Credit determined by the Issuing Lender to be a "financial guaranty-type standby letter of credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency.

         "Fiscal Quarter" or "FQ" shall mean any fiscal quarter of a Fiscal
Year.

         "Fiscal Year" or "FY" shall mean any period of twelve consecutive calendar months ending (i) with respect to calendar year 1994 and thereafter, on the last Friday of December; (ii) with respect to calendar years 1990 through 1993, the last Saturday of December; and (iii) with respect to all calendar years preceding 1990, the last Sunday of December; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1994 Fiscal Year") refer to the Fiscal Year ending on the last Friday, Saturday or Sunday, as applicable, of December, occurring during such calendar year.

         "Fixed Rate Loans" - see Section 3.1.

         "Foreign Subsidiary" shall mean any Subsidiary organized under the laws of a non-U.S. jurisdiction.




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                                      -8-

         "GAAP" - see Section 1.3.

         "Hazardous Material" shall mean: (i) any "hazardous substance," as defined by CERCLA; (ii) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended; (iii) any petroleum product; or (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hedging Obligation" means all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

         "Indebtedness" shall mean, with respect to any Person at any date, without duplication: (i) all obligations of such Person with respect to borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments including, without limitation, all obligations comprising Subordinated Debt of such Person; (iii) all reimbursement obligations in respect of letters of credit, issued for the account of such Person, following any draw under such letters of credit, if not paid when due; (iv) all obligations in respect of bankers' acceptances issued for the account of such person after designation of, and delivery to, a payee;
(v) all Capitalized Lease Liabilities of such Person; and (vi) whether or not included as liabilities in accordance with GAAP, obligations secured by a Lien on property owned or being purchased by such Person (including obligations arising under conditional sales or other title retention agreements) whether or not such obligations shall have been assumed by such Person or are limited in recourse.

         "Interest Period" - see Section 5.4.

         "Investment" shall mean any investment in any Person, including, without limitation, whether by means of equity purchase, capital contribution or loan.

         "Issuing Lender" shall mean Continental in its capacity as the issuer of Letters of Credit for the Borrower's account pursuant to the terms of this Agreement.




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
         "LC Administrative Fees" - see Section 5.7(d).

         "LC Application" shall mean a letter of credit application in the form then used by Continental for the type of letter of credit required.

         "LC Commitment(s)" - see Section 2.2.

         "LC Commitment Fees" means collectively, the Financial LC Commitment Fee, the Non-Financial LC Commitment Fee and the Commercial LC Commitment Fee.

         "LC Obligations" shall mean any and all obligations of every description of the Borrower in connection with the Letters of Credit issued pursuant to this Agreement, including without limitation all reimbursement obligations (whether absolute or contingent) under any LC Application, and all obligations in respect of related fees or expenses.

         "Lenders" or "Lender" - see Preamble.

         "Lending Office" shall mean, with respect to any Lender, any office designated by such Lender in its sole discretion beneath its signature hereto (or in an Assignment Agreement) or otherwise from time to time by written notice to the Borrower and the Agent, as a Lending Office for purposes hereunder. A Lender may designate separate Lending Offices for the purposes of making, maintaining or continuing Base Rate Loans, CD Rate Loans or Eurodollar Rate Loans and, with respect to Eurodollar Rate Loans, such Lending Office may be a foreign branch or an Affiliate of such Lender or such Lender's holding company; provided that any such Lending Office shall meet the requirements of
Section 15.4(a).

         "Letters of Credit" - see Section 2.2.

         "Leverage Ratio" shall mean the ratio of (i) the Borrower's total consolidated liabilities plus the undrawn face amount of all outstanding letters of credit issued for the account of the Borrower or any Subsidiary to
(ii) Consolidated Tangible Net Worth.

         "Liabilities" shall mean all obligations of the Borrower to the Lenders, the Issuing Lender and the Agent howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement, the Revolving Notes, the Letters of Credit or the other Loan Documents.




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         "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement (intended as security), encumbrance, lien (statutory or other), claim or other priority or preferential arrangement (intended as security) of any kind or nature whatsoever.

         "Litigation" shall mean any litigation, proceeding (including without limitation any governmental proceeding or arbitration proceeding), claim, lawsuit, and/or investigation pending or threatened in writing against or involving the Borrower or any Subsidiary or any of its or their businesses or operations.

         "Loan Documents" shall mean this Agreement, the Revolving Notes, the LC Applications, the Letters of Credit and [


        ] and any and all other documents or instruments furnished or required to be furnished pursuant to Section 12, as the same may be amended or modified from time to time.

         "Loans" - see Section 2.3.

         "Material Adverse Change" or "Material Adverse Effect" shall mean any change, event, action, condition or effect which individually or in the aggregate (i) impairs the validity or enforceability of this Agreement (other than Section 16.10), or any other Loan Document in any material respect, or
(ii) materially and adversely affects the current or future consolidated business, operations, or financial condition of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower and its Subsidiaries to perform their respective obligations under this Agreement and the other Loan Documents.

         "Material Litigation" or "Material Litigation Development" shall mean any Litigation, or development in any Litigation, as the case may be (i) which involves this Agreement, any Loan Document or other transactions contemplated hereby or thereby, or (ii) which is reasonably likely to have a Material Adverse Effect.

         "Non-Financial LC Commitment Fee" - see Section 5.7(c).

         "Non-Financial Letters of Credit" means any standby Letter of Credit other than a Financial Letter of Credit.

         "Pension Plan" shall mean a "pension plan," as such term is defined in section 3(2) of ERISA (including a multiemployer plan


[        ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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as defined in section 4001(a)(3) of ERISA), to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA. For purposes of this definition, the term Borrower shall be deemed to include any and all Subsidiaries of the Borrower.
         "Percentage" shall mean, relative to any Lender, the percentage set forth opposite such Lender's name onSchedule I (as such Percentage may be adjusted from time to time pursuant to Assignment Agreement(s) executed by such Lender and its Eligible Assignee) and delivered pursuant to Section 15.1.
         "Permitted Liens" - seeSection 10.2.

         "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
         "Quarterly Payment Date" shall mean the last day of each March, June, September and December or, if any such day is not a Business Day, the next succeeding Business Day.
         "Reference Rate" shall mean, at any time, the rate of interest then most recently announced by the Agent as its Reference Rate. For purposes of this Agreement, each change in any interest rate due to a change in the Reference Rate shall take effect on the effective date of the change in the Reference Rate. The Reference Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Lenders may make commercial loans or other loans at rates of interest at, above or below the Reference Rate.

         "Release" shall mean a "release," as such term is defined in CERCLA.

         "Reportable Event" shall have the meaning assigned to such term in ERISA.
         "Required Lenders" shall mean Lenders having at least 66-2/3% or more of the Commitments, or if the Commitments have terminated or expired, 66-2/3% of the aggregate Loans and LC Obligations outstanding at such time.




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
         "Restricted Subsidiary" shall mean any (i) Domestic Subsidiary and
(ii) any Foreign Subsidiary which the Borrower has designated, in writing, as being restricted, [
                              ]

         "Revolving Loan(s)" - see Section 2.1.

         "Revolving Loan Commitment(s)" - see Section 2.1.

         "Revolving Note" shall mean a promissory note, substantially in the form of Exhibit A with blanks appropriately completed in conformity herewith, evidencing the Revolving Loans of any Lender.
         "SEC" shall mean the Securities and Exchange Commission (or any governmental authority succeeding to its functions).
         "Significant Subsidiary" shall mean any Subsidiary which would be a "significant subsidiary" under either clause (2) or clause (3) of the definition of "significant subsidiary" in Rule 1-02 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, as such Regulation is in effect on the date hereof, assuming that the Borrower is the "registrant" referred to in such definition.
         "Subordinated Debt" shall mean Indebtedness having payment terms and other terms, and subordinated in form and substance, satisfactory to the Required Lenders.
         "Subsidiary" shall mean any Person (other than an individual) of which the Borrower and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares of stock, partnership units or other equity interests as have more than 50% of the ordinary voting power for the election of directors or other managers of such Person; notwithstanding the foregoing, except for purposes of financial reporting and computation of the financial covenants set forth herein (i) ComAtlas, S.A., a French corporation, shall not be deemed a "Subsidiary" hereunder and (ii) the Required Lenders may from time to time in writing deem other Persons not to be "Subsidiaries" hereunder.

         [                                                ]

         "Taxes" shall mean all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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any government or instrumentality, whether federal, state, local, foreign or other.

         "Termination Date" shall mean the earlier of (i) the second anniversary of the date hereof, or (ii) the date of termination in whole of the Commitments pursuant to Sections 6.1, 6.2 and 13.2.

         "Transferee" - see Section 15.4.

         "Type of Loan or Borrowing" - see Section 3.1. The various Types of Loans or Borrowings under this Agreement are as follows: Base Rate Loans or Borrowings and Fixed Rate Loans or Borrowings.
         "Welfare Plan" shall mean a "welfare plan," as such term is defined in section 3(1) of ERISA.

         SECTION 1.2  Other Definitional Provisions.

                 (a) All terms defined in this Agreement shall have the above-defined meanings when used in any other Loan Document, or any certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall clearly otherwise require.
                 (b) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
                 (c) The words "amended or modified" when used in this Agreement or any other Loan Document shall mean with respect to this Agreement or any other Loan Document such document as from time to time, in whole or in part, amended, modified, supplemented, restated or renewed.
                 (d) Unless otherwise specified, in the computation of periods of time in this Agreement from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

         SECTION 1.3 Accounting and Financial Determinations. For purposes of this Agreement, unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial




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
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 8.6.

                          SECTION 2.  THE COMMITMENTS

         Subject to the terms and conditions of this Agreement and relying on the representations and warranties herein set forth:
         SECTION 2.1 Revolving Loan Commitment. Each of the Lenders, severally and for itself alone, agrees to make loans (herein collectively called "Revolving Loans" and individually called a "Revolving Loan") to the Borrower on a revolving basis from time to time before the Termination Date in such Lender's Percentage of such aggregate amounts as the Borrower may from time to time request from all Lenders. The aggregate principal amount of Revolving Loans which any Lender shall be committed to have outstanding to the Borrower, when added to the amount of such Lender's participation in the Letters of Credit issued and outstanding pursuant to Section 2.2 or drawn and not reimbursed pursuant to Section 4.8, shall not at any one time exceed the amount set opposite such Lender's name on Schedule I hereto in the column labeled "Revolving Loan Commitment." The aggregate principal amount of Revolving Loans which all Lenders shall be committed to have outstanding hereunder to the Borrower, when added to the aggregate face amount of Letters of Credit issued and outstanding pursuant to Section 2.2 and all Letters of Credit drawn and not reimbursed pursuant to Section 4.8, shall not at any one time exceed $52,500,000 (or such reduced amount as may be fixed pursuant to Sections 6.1 or 6.2). The foregoing commitment of each Lender is herein called its "Revolving Loan Commitment" and collectively the "Revolving Loan Commitments."
         SECTION 2.2 LC Commitment. The Issuing Lender agrees for itself and the Lenders to issue from time to time before the Termination Date such commercial and/or standby letters of credit (such letters of credit being herein collectively called "Letters of Credit" and individually a "Letter of Credit") as the Borrower may request, it being understood that, pursuant to
Section 4.3, concurrently with the issuance of each such Letter of Credit, each Lender shall be deemed to have automatically purchased from the Issuing Lender a participation in such Letter of Credit. The foregoing commitment of each Lender is herein called its "LC Commitment" and collectively the "LC Commitments."

         SECTION 2.3 Commitments and Other Terms. The Revolving Loan Commitments, and the LC Commitments are herein sometimes




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                                      -15-
collectively called the "Commitments" and individually as to each Lender called a "Commitment."

                             SECTION 3.  THE LOANS

         SECTION 3.1 Various Types of Loans. Each Loan shall be either a Base Rate Loan or a Fixed Rate Loan (each being herein called a "Type" of Loan), as the Borrower shall specify in the related Borrowing Request or Continuation/Conversion Notice pursuant to Section 3.2 or Section 3.5. Eurodollar Loans and CD Loans are herein sometimes called "Fixed Rate Loans". Base Rate Loans and Fixed Rate Loans may be outstanding at the same time; provided that (a) in the case of Fixed Rate Loans, not more than three different Interest Periods shall be outstanding at any one time for all such Loans, and (b) the Borrower shall specify Revolving Loans and Interest Periods such that no payment or prepayment of any principal on any Revolving Loan shall result in a break-up of any Interest Period.

         SECTION 3.2 Notice of Borrowing. The Borrower shall give an irrevocable notice (herein called a "Borrowing Request") to the Agent of each proposed Borrowing by 11:30 A.M., Chicago time, on a day which in the case of a Base Rate Borrowing is at least one (1) Business Day prior to the proposed date of such Borrowing, and in the case of a Fixed Rate Borrowing is at least three
(3) Business Days prior to the proposed date of such Borrowing. Each Borrowing Request shall be effective upon receipt by the Agent, shall be in writing (or by telephone to be promptly confirmed in writing) by the Borrower substantially in the form of Exhibit B, and shall specify the date, amount and Type of Borrowing, and in the case of a Fixed Rate Borrowing, the initial Interest Period for such Borrowing.
         SECTION 3.3 Funding. Promptly upon receipt of a Borrowing Request, but in any event no later than 3:00 P.M., Chicago time, on the same day as the Agent's receipt of such notice, the Agent shall advise each Lender thereof.
Not later than 12:30 P.M., Chicago time, on the date of a proposed Borrowing, each Lender shall provide the Agent at the principal office of the Agent in Chicago with immediately available funds covering such Lender's Percentage of the Borrowing, and subject to receipt by the Agent of the documents required under Section 12 with respect to such Borrowing the Agent shall pay over such funds to the Borrower on the requested Borrowing date. Each Borrowing involving Revolving Loans of the same Type shall be on a Business Day and, in the case of Base Rate Loans, shall be in an aggregate principal amount of at least $1,000,000 or any larger integral multiple of $500,000 and, in the case of Fixed Rate Loans shall be in an




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                                      -16-
aggregate amount of at least $2,000,000 or any larger integral multiple of $1,000,000. All Borrowings shall be pro rata among the Lenders in accordance with their respective Commitments.

         SECTION 3.4 Funding Reliance. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 P.M., Chicago time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume, subject to the satisfactory fulfillment by the Borrower of the conditions precedent set forth in Section 12, that such Lender will make such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Revolving Loans comprising such Borrowing.

         SECTION 3.5 Conversion and Continuation of Loans. The Borrower may, by delivery to the Agent of a Continuation/ Conversion Notice (herein called a "Continuation/Conversion Notice") in the form of Exhibit C attached hereto with appropriate insertions, before 11:30 A.M., Chicago time, three (3) Business Days prior to conversion or continuation, convert or continue Revolving Loans as follows: (a) convert CD Loans into Eurodollar Loans or Base Rate Loans, (b) convert Eurodollar Loans into Base Rate Loans or CD Loans, (c) convert Base Rate Loans into CD Loans or Eurodollar Loans, and (d) continue any such Revolving Loan into a subsequent Interest Period of the same duration or of any other duration permitted hereunder, subject to the following:
                 (i) the Interest Period applicable to any Fixed Rate Loan resulting from a conversion shall be specified by the Borrower in the Continuation/ Conversion Notice delivered pursuant to this Section;provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period, in the case of a CD Loan, of 30 days' duration, and in the case of a Eurodollar Loan, of one month's duration. If the Borrower shall not have given timely notice to continue any Revolving Loan into a subsequent Interest Period and shall not otherwise have given notice to convert such Revolving Loan, such Revolving Loan unless repaid




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                                      -17-
         pursuant to the terms hereof shall automatically be converted into a Base Rate Loan;
                 (ii) if less than all Revolving Loans at the time outstanding shall be converted or continued, such conversion or continuation shall be made pro rata among the Lenders, as applicable, in accordance with the respective principal amounts of Revolving Loans of such Type (and have the same Interest Period) held by such Lenders immediately prior to such conversion or continuation;
                 (iii) in the case of a conversion or continuation of less than all Revolving Loans, the aggregate principal amount of such Revolving Loans converted or continued shall be not less than $1,000,000 or any larger integral multiple of $500,000;
                 (iv) if any Fixed Rate Loan is converted at a time other than the last day of an Interest Period applicable thereto, the Borrower shall at the time of conversion pay any loss or expense (including, without limitation, breakage losses and expenses) associated therewith pursuant toSection 7.5; and
                 (v) any portion of a Revolving Loan maturing or required to be repaid in less than thirty (30) days may not be converted into, or continued as, a CD Loan; and any portion of a Revolving Loan maturing or required to be repaid in less than one month may not be converted into, or continued as, a Eurodollar Loan.
Notwithstanding the foregoing, so long as any Default shall exist, no Revolving Loans shall be converted to or continued as Fixed Rate Loans.
         SECTION 3.6 Repayment of Revolving Loans; Revolving Notes. The Revolving Loans of each Lender shall be payable (and the Borrower agrees to pay such Revolving Loans) on the Termination Date. The Revolving Loans of each Lender shall be evidenced by a Revolving Note, payable to the order of such Lender in the principal amount of the Revolving Loan Commitment of such Lender (or, if less, in the aggregate unpaid principal amount of all of such Lender's Revolving Loans hereunder outstanding on the Termination Date).

         SECTION 3.7 Recordkeeping. Each Lender shall record in its records, or at its option on the schedule attached to its Revolving Note, the date and amount of each Loan made by such





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                                      -18-

Lender, each repayment or conversion thereof, and in the case of each Fixed Rate Loan the dates on which each Interest Period for such Revolving Loan shall begin and end. The information so recorded shall be rebuttable presumptive evidence of the accuracy thereof. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Note to repay the principal amount of the Revolving Loans together with all interest accruing thereon.

                       SECTION 4.  THE LETTERS OF CREDIT

         SECTION 4.1 Request for Issuance of Letters of Credit. The Borrower shall give the Agent and the Issuing Lender at least three (3) Business Days' prior written notice of a request for issuance of each Letter of Credit, each such request to be accompanied by an LC Application duly executed by the Borrower and in all respects in form and substance satisfactory to the Agent or the Issuing Lender, together with such other documentation as the Agent and the Issuing Lender may request in support thereof. The Agent shall promptly notify each Lender of the Borrower's request that such Letter of Credit be issued, but in any event at least one (1) Business Day prior to the issuance of each Letter of Credit. Promptly following the end of each month, the Issuing Lender shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such month. Upon the request of any Lender from time to time, the Issuing Lender shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereto.
         SECTION 4.2 Expiration and other Terms. Each Letter of Credit shall expire on or before the Termination Date unless the Borrower shall have pledged cash collateral to the Agent therefor in an amount, and pursuant to documentation, reasonably satisfactory to each Lender, the Issuing Lender and the Agent.

         SECTION 4.3 Participation. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each Lender shall be deemed irrevocably and unconditionally to have




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                                      -19-
automatically purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Percentage, in such Letter of Credit and the Borrower's related LC Obligations.
         SECTION 4.4 Notification of Demand for Payment. The Issuing Lender shall promptly notify the Agent, who shall in turn promptly notify the Borrower and each Lender of the amount of each demand for payment under a Letter of Credit and of the date on which such payment is to be made.
         SECTION 4.5 Funding by Issuing Lender. With respect to each demand for payment pursuant to a Letter of Credit, the Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent such demand to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. If the Issuing Lender determines that a demand for payment under a Letter of Credit conforms to the terms and conditions of such Letter of Credit, then the Issuing Lender shall make payment to the Beneficiary in accordance with the terms of such Letter of Credit.
         SECTION 4.6 Non-Conforming Demand For Payment. If, after examination of a demand for payment under a Letter of Credit, the Issuing Lender shall have determined that such demand does not conform to the terms and conditions of such Letter of Credit, then the Issuing Lender shall, as soon as reasonably practicable, give notice to the related Beneficiary and to the Borrower to the effect that demand was not in accordance with the terms and conditions of such Letter of Credit, stating the reasons therefor and that the relevant document is being held at the disposal of the Beneficiary or is being returned to the Beneficiary, as the Issuing Lender may elect. The Beneficiary may attempt to correct any such non-conforming demand for payment under such Letter of Credit if, and to the extent that, the Beneficiary is entitled (without regard to the provisions of this sentence) and able to do so.

         SECTION 4.7 Return of Letter of Credit. With respect to each Letter of Credit, the Issuing Lender shall have the right, provided the Issuing Lender is not then in default under such Letter of Credit by reason of its having wrongfully failed to honor a demand for payment previously made by a Beneficiary under such Letter of Credit, to require the Beneficiary to surrender such Letter of Credit to the Issuing Lender on the stated expiration date. The Borrower agrees, if necessary, to use its




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                                      -20-
reasonable efforts to cause the Beneficiary to surrender such Letter of Credit.

         SECTION 4.8 Reimbursement Agreement of the Borrower. The Borrower hereby unconditionally and irrevocably agrees to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under a Letter of Credit honoring a demand for payment made by the Beneficiary thereunder in each case on the date that such payment or disbursement is made unless such payment or disbursement by the Issuing Lender constituted gross negligence or willful
misconduct of the Issuing Lender.    Subject to Borrower's ability to satisfy
the conditions precedent set forth in Section 12.2, if any amount shall not be reimbursed by the Borrower on the date of such payment or disbursement, the Borrower automatically shall be deemed to have requested as of the immediately preceding Business Day a Base Rate Loan pursuant to Section 3.2 in the amount of such payment or disbursement (which need not be in the principal amount of $1,000,000 or an integral multiple thereof) and a Base Rate Loan shall be made on such Business Day with the proceeds thereof applied to payment in full of Borrower's reimbursement obligation; provided, that if at the time of such request Revolving Loans are not then available to the Borrower, such request shall not be granted and the Borrower's reimbursement obligations set forth above shall remain in place.
         SECTION 4.9 Funding By Lenders. If the Issuing Lender makes any payment or disbursement under any Letter of Credit and the Borrower has not reimbursed the Issuing Lender in full for such payment or disbursement or a Revolving Loan in the amount of such payment or disbursement has not been made pursuant to Section 4.8, on the date on which payment is made under a Letter of Credit, or if any reimbursement received by the Issuing Lender from the Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Borrower or otherwise, each Lender, promptly upon notice, shall make available to the Agent, for the account of the Issuing Lender in Dollars and in same day funds, such Lender's Percentage of the amount of such payment or disbursement, if such notice is given by the Agent to the Lenders not later than 3:00 P.M., Chicago time on any Business Day, such payment shall be made on such Business Day and if such notice is given after 3:00 P.M., Chicago time, such payment shall be made on the next Business Day. If and to the extent any Lender shall not have made such amount available to the Agent on any such date, such Lender agrees to pay interest on such amount to the Agent for the account of the Issuing Lender forthwith on demand for each day from and including the date on which such payment was to be made to but excluding the date such amount is made available to the Agent for





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
the account of the Issuing Lender. Such interest shall be determined at a rate per annum equal to the Federal Funds Rate from time to time in effect, based upon a year of 360 days. Any Lender's failure to make available to the Agent its Percentage of any payment under a Letter of Credit shall not relieve any other Lender of its obligation to make available to the Agent its Percentage of such payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent such other Lender's Percentage of any such payment.

         SECTION 4.10 Return of Funds Related to Non-Conforming Demand. If the Issuing Lender does not disburse funds to the Beneficiary for any reason after the Agent has received such funds from any Lender pursuant to Section 4.9, the Issuing Lender shall return such funds to the Agent, who shall promptly return such funds to such other Lender, together with interest on such funds from and including the date on which the Agent received such funds to but excluding the day on which the Agent so returns such funds to the other Lenders at the Federal Funds Rate for each such day, based upon a year of 360 days.

         SECTION 4.11 Obligation to Reimburse for or Participate in Letter of Credit Payments. The Borrower's obligation to reimburse the Issuing Lender for payments made by the Issuing Lender under any Letter of Credit honoring a demand for payment by the Beneficiary thereunder, and each Lender's obligation to participate in and make available to the Issuing Lender its Percentage of such payments in accordance with this Agreement, shall be irrevocable, absolute and unconditional under any and all circumstances including, without limitation, any of the following circumstances:
                 (a) any lack of legality, validity, regularity or enforceability of this Agreement, any Letter of Credit or any other Loan Document;
                 (b) the existence of any claim, setoff, defense or other right which the Borrower may have or have had at any time against any Beneficiary, the Agent, the Issuing Lender, any other Lender, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting) or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the Beneficiary of any Letter of Credit);




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
                 (c) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (d) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;
                 (e) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document that does not comply with the terms of such Letter of Credit unless such payment by the Issuing Lender constituted gross negligence or willful misconduct of the Issuing Lender; or
                 (f)  the occurrence of any Default or Event of Default;

provided, however, that the Borrower shall not be obligated to reimburse the Issuing Lender for, and no Lender shall be obligated to participate in, any wrongful payment made by the Issuing Lender under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuing Lender or any of its officers, employees or agents.

         SECTION 4.12 Mandatory Payment to Agent of LC Obligations. The Borrower agrees that, on any termination of the LC Commitments pursuant to
Section 6.2 or upon declaration of all Liabilities to be due and payable pursuant to Section 13.2, it will pay to the Agent for the account of the Issuing Lender and the other Lenders in Dollars and in same day funds an amount equal to the amount of all LC Obligations, whether or not the related Letter of Credit has been drawn (which amount shall be retained by the Agent in a separate collateral account as security for the LC Obligations and other Liabilities) plus the then aggregate accrued amount of unpaid fees arising under Sections 5.7(c) and 5.7(d).

                      SECTION 5.  INTEREST AND FEES, ETC.

         SECTION 5.1 Revolving Loan Interest Rates. With respect to each Revolving Loan, the Borrower hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Revolving Loan until such Revolving Loan is paid in full, as follows:





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
                 (a) At all times while such Revolving Loan is a Base Rate Loan, at a rate per annum equal to the Alternate Reference Rate from time to time in effect, plus the applicable margin, based on the Leverage Ratio, as set forth below:

                          Leverage
                            Ratio                  Margin
                          --------                 ------
                          [         ]              [    ]
                          [         ]              [    ]
                          [         ]

                 (b) At all times while such Revolving Loan is a Eurodollar Rate Loan, for each Interest Period, at a rate per annum equal to the Eurodollar Rate (Reserve Adjusted) applicable to such Interest Period, plus the applicable margin, based on the Leverage Ratio, as set forth below:

                          Leverage
                            Ratio                                   Margin
                          --------                                  ------

                         [          ]                              [     ]
                         [                       ]                 [     ]
                         [                       ]
                         [          ]                              [     ]

                 (c) At all times while such Revolving Loan is a CD Rate Loan, for each Interest Period, at a rate per annum equal to the CD Rate (Reserve Adjusted) applicable to such Interest Period, plus the applicable margin, based on the Leverage Ratio, as set forth below:

                          Leverage
                            Ratio                                   Margin
                          --------                                  ------

                         [         ]                               [     ]
                         [                       ]                 [     ]
                         [                       ]
                         [         ]                               [     ]

         For purposes of thisSection 5.1, on the Effective Date, the applicable margin shall be: (i) for Base Rate Loans [ ]; (ii) for Eurodollar Rate Loans
[     ]; and (iii) for CD Rate Loans [     ].  The applicable margin shall be
adjusted, to the extent applicable, [ ] days (or in the case of the last Fiscal Quarter of any Fiscal Year, [ ] days) after the end of each Fiscal Quarter
beginning on the [    ] day after the first Fiscal Quarter ending after the
Effective Date, based on the Leverage Ratio as of the last day of such Fiscal Quarter; it being understood that if the


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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
Borrower fails to deliver the financial statements required by Sections 9.1.1
or 9.1.2, as applicable, by the [    ] day (or, if applicable, the [    ] day)
after any Fiscal Quarter, the applicable margin shall be [    ] for Base Rate
Loans, [    ] for Eurodollar Rate Loans and [    ] for CD Rate Loans until such
financial statements are delivered.
         SECTION 5.2  Default Interest Rate.  Notwithstanding the provisions of
Section 5.1, after an Event of Default and during the continuance thereof, the Borrower hereby promises to pay interest on the unpaid principal amount of any Revolving Loan at a rate per annum equal to the rate from time to time in effect (but not less than the applicable rate in effect as at such due date), plus [ ] per annum.

         SECTION 5.3  Interest Payment Dates.  Accrued interest on each Base
Rate Loan shall be payable on [                                         ],
commencing with the first of such dates to occur after the date hereof.
Accrued interest on each Fixed Rate Loan shall be payable on [
                   ] relating to such Revolving Loan (and if such [
     ] exceeds [  ] days, also payable on the [         ] day of such [
     ]), and at maturity. After maturity, accrued interest on all Revolving Loans shall be payable on demand.
         SECTION 5.4  Interest Periods.  Each "Interest Period" for a
Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan was made or converted from a Revolving Loan of a different Type, or on the expiration of the immediately preceding Interest Period for such Fixed Rate
Loan, and shall end on the date which is [                  ] thereafter, as the
Borrower may specify pursuant to Section 3.2 or Section 3.5 hereof. Each "Interest Period" for a CD Rate Loan shall commence on the date such CD Rate Loan was made or converted from a Revolving Loan of a different Type, or on the expiration of the immediately preceding Interest Period for such Fixed Rate
Loan, and shall end on the date which is [                     ] thereafter, as
the Borrower may specify pursuant to Section 3.2 or Section 3.5 hereof. Each "Interest Period" for a Fixed Rate Loan which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the next preceding Business Day).
         SECTION 5.5 Setting and Notice of Rates. The applicable Eurodollar Rate and CD Rate for each Interest Period shall be determined by the Agent, and notice thereof shall be given by the Agent promptly to the Borrower and each Lender. Each

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
determination of the applicable Eurodollar Rate and CD Rate by the Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. If the Agent is unable to determine such a rate, the provisions of Section 7.2 shall apply.
         SECTION 5.6 Computation of Interest. Interest on all Loans shall be computed for the actual number of days elapsed on the basis of a 360-day year.
         SECTION 5.7 Fees. The Borrower agrees to pay the following fees (all such fees being non-refundable):
                 (a) The Borrower agrees to pay to the Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Section 12) commencing on the Effective Date and continuing through the Termination Date, a commitment fee (the "Commitment Fee") at the rate of [
                       ]. Such Commitment Fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Termination Date.

                 (b) The Borrower agrees to pay to the Agent for the account of each Lender a one time, nonrefundable credit facility fee (the "Facility Fee") in an amount equal to [
                                                                            , ]
         payable on the Effective Date.
                 (c) The Borrower agrees to pay the following letter of credit fees:

                          (i) to the Agent for the account of each Lender a fee for each (x) Non-Financial Standby Letter of Credit (the "Non-Financial LC Commitment Fee"), from the date of issuance thereof to and including the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Issuing Lender thereunder, at a rate
                 per annum equal to [     ] of the aggregate undrawn face amount
                 of each such Non-Financial Letter of Credit, (y) Financial Standby Letter of Credit (the "Financial LC

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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

         Commitment Fee"), from the date of issuance thereof to and including the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Issuing Lender
         thereunder, at a rate per annum equal to [    ] of the aggregate
         undrawn face amount of each such Financial Letter of Credit, and
         (z) commercial Letter of Credit ("Commercial LC Commitment Fee"), from the date of issuance thereof to and including the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Issuing Lender thereunder, at rate per annum equal to [
                              ] (or at such other times as the Agent shall request, for any period prior to such date or time for which such LC Commitment Fees shall not have been theretofore paid);

                 (ii) to the Issuing Lender for its sole account a fee for each
         (y) Non-Financial Standby Letter of Credit and Financial Standby Letter of Credit, from the date of issuance thereof to and including the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Issuing Lender thereunder, at a rate per annum equal to [
                                  ] and (z) commercial Letter of Credit, from
         the date of issuance thereof to and including the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Issuing Lender thereunder, at a rate per annum equal to [
                        ]; the foregoing fees set forth in this clause (ii) to be payable in arrears on each Quarterly Payment Date (or at such other times as the Issuing Lender shall request, for any period prior to such date or time for which such fees shall not have been theretofore paid); provided that if during any calendar quarter the fee set forth in this clause (ii) with

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
                 respect to any single letter of credit shall be less than
                 [    ] then the Borrower agrees to pay in lieu of such fee
                 the sum of [    ].
                          (iii) notwithstanding the provisions of thisSection 5.7(c), after an Event of Default and during the continuance thereof, the fees otherwise set forth in this Section 5.7(c) shall increase by [ ] per annum.

                 (d) The Borrower agrees to pay such fees and other amounts ("LC Administrative Fees") as the Issuing Lender shall customarily require in connection with the issuance, negotiation, processing and/or administration of Letters of Credit in similar situations, such fees to be in addition to the fees payable under Section 5.7(c), with respect to the issuance and/or negotiation of each Letter of Credit.

All such fees shall be computed for the actual number of days elapsed on the basis of a 360-day year without regard to any Default or Event of Default.

            SECTION 6.  REDUCTION OR TERMINATION OF THE COMMITMENTS;
                            PAYMENTS AND PREPAYMENTS

         SECTION 6.1 Voluntary Reduction or Termination of the Revolving Loan Commitments. The Borrower may from time to time prior to the Termination Date on at least five (5) Business Days' prior written notice received by the Agent (which shall promptly advise each Lender thereof) permanently reduce the amount of the Revolving Loan Commitments (such reduction to be pro rata among the Lenders according to their respective Percentages) to an amount not less than the aggregate unpaid principal amount of the Revolving Loans then outstanding. Any such reduction shall be in an aggregate amount of $1,000,000 or an integral multiple thereof. The Borrower may at any time on like notice prior to the Termination Date terminate the Revolving Loan Commitments upon payment in full of the Revolving Loans and other obligations of the Borrower hereunder pertaining to the Revolving Loans.
         SECTION 6.2 Voluntary Reduction or Termination of the LC Commitments. The Borrower may from time to time on at least five (5) Business Days' prior written notice to the Agent permanently reduce the amount of the LC Commitments to an amount not less than the maximum amount of the Letters of Credit then outstanding or drawn and not reimbursed. The Borrower may at any time on like notice terminate the LC Commitments in full upon payment to

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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
the Agent in accordance with Section 4.12 of all LC Obligations (whether absolute or contingent) in connection with the Letters of Credit.

         SECTION 6.3 Voluntary Prepayments. The Borrower may from time to time prepay the Revolving Loans in whole or in part, provided that (a) the Borrower shall give the Agent (which shall promptly advise each Lender) not less than five (5) Business Days' prior notice thereof, specifying the Revolving Loans to be prepaid, and the date and amount of prepayment, (b) subject to Section 7.3, Fixed Rate Loans shall be prepaid only on the last day of the Interest Period relating thereto, (c) each partial prepayment shall be, in the case of Fixed Rate Loans, in a principal amount of $1,000,000 or an integral multiple thereof, and, in the case of Base Rate Loans, in a principal amount of $500,000 or an integral multiple thereof, and (d) any prepayment of the entire principal amount of all Revolving Loans shall include accrued interest to the date of prepayment.
         SECTION 6.4 Mandatory Prepayments. If, on any date, the aggregate unpaid principal amount of the Revolving Loans plus the aggregate face amount of Letters of Credit issued and outstanding and Letters of Credit drawn and not reimbursed shall exceed $52,500,000, the Borrower shall promptly repay the Revolving Loans and LC Obligations in an amount equal to such excess.

         SECTION 6.5 Making of Payments. Except as otherwise provided, all payments (including those made pursuant to Sections 5.7 (a), 5.7(b), 5.7(c)(i),
6.3 or 6.4) in respect of the Revolving Loans or the Letters of Credit shall be made by the Borrower to the Agent in immediately available funds for the account of the Lenders pro rata according to their respective Percentages. All such payments shall be made to the Agent at its office in Chicago, not later than 12:30 P.M., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall promptly remit to each Lender its pro rata share (based on its Percentage) of all such payments received in collected funds by the Agent for the account of such Lender, but in any event not later than 5:00 P.M., Chicago time, on the day on which the Agent is deemed to have received such payment. All payments under Sections 7.1 and 7.4 shall be made by the Borrower directly to the Lender or Lenders entitled thereto. All payments under Section 14.5 shall be made directly to, and for the sole account of, the Agent. All payments under Sections 5.7(c)(ii) and 5.7(d) shall be made by the Borrower directly to, and for the sole account of, the Issuing Lender.




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
         SECTION 6.6 Application of Payments. So long as no Default shall exist or result therefrom, any payment (including any prepayment) of principal or interest shall be applied to such Revolving Loans as the Borrower shall direct in a notice to the Agent (or, absent such a notice, as the Agent shall determine in its discretion).
         SECTION 6.7 Due Date Extension. If any payment provided for hereunder falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day (except as provided in the last sentence of Section 5.3), and additional fees or interest, as applicable, shall accrue and be payable for the period of such extension.

         SECTION 6.8 Sharing of Payments. (a) If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Revolving Loan or LC Obligation (other than pursuant to the terms of Section 7) in excess of its pro rata share (based on its Percentage) of payments and other recoveries obtained by all Lenders of Revolving Loans or LC Obligations on account of principal of and interest on Revolving Loans or reimbursement or fees with respect to LC Obligations then held by them, such Lender shall purchase from the other Lenders such participation in the Revolving Loans and LC Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (i) the amount of such selling Lender's required repayment to the purchasing Lender to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.
         (b) The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to Section 6.8(a) may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 6.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which





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
this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect to such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery of such secured claim.

         SECTION 6.9 Setoff. Each Lender shall, upon the occurrence of any Event of Default described in Section 13.1.3 or, upon acceleration in accordance with Section 13.2, have the right to appropriate and apply to the payment of the Liabilities owing to it any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender. Any such appropriation and application shall be subject to the provisions of Section 6.8. Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 6.10 Net Payments. All payments by the Borrower of principal of, and interest on, the Revolving Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, stamp or other Taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than Taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Charges"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Charges pursuant to any applicable law, rule or regulation, then the Borrower will:

                 (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                 (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                 (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.




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                                      -31-

Upon request of the Borrower, each Lender that is organized under the laws of a jurisdiction other than the U.S. shall, prior to the due date of any payments under the Loans or LC Obligations, execute and deliver to the Borrower, on or about the first scheduled payment date in each calendar year, a United States Internal Revenue Service Form 4224 or Form 1001, as may be applicable (or any successor form), appropriately completed. Without prejudice to the survival of any other agreement of the Borrower hereunder or any other document, the agreements of the Borrower contained in this Section shall survive satisfaction of the Liabilities and termination of this Agreement.
                      SECTION 7.  CHANGES IN CIRCUMSTANCES

         SECTION 7.1 Increased Costs. If after the date hereof (a) Regulation D of the Board of Governors of the Federal Reserve System, or (b) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) with any request or directive (whether or not having the force of law) or any such authority, central bank or comparable agency,
                 (i) shall subject any Lender (or any Lending Office of such Lender) to any tax, duty or other charge with respect to its Fixed
         Rate Loans, its Revolving Loans or its LC Obligations or its obligation to make Fixed Rate Loans, or issue Letters of Credit or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans or its LC Obligations (except for changes in the rate of Tax, other than Taxes covered by Section 6.10, on the overall gross or net income of such Lender or its Lending Office); or
                 (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 5), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or any Lending Office of such Lender); or




06\01\94\25605\059\10AGRMMV.007

                 (iii) shall impose on any Lender (or its Lending Office) any other condition affecting its Fixed Rate Loans or its LC Obligations;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) such Lender (or any Lending Office of such Lender) of making or maintaining any Fixed Rate Loan, or any Letter of Credit or participation therein or to reduce the amount of any sum received or receivable by such Lender (or the Lending Office or such Lender) under this Agreement or under its Loans with respect thereto, then within 30 days after demand by such Lender (which demand shall be accompanied by a statement setting forth the basis of such demand), the Borrower shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or such reduction.
         SECTION 7.2 Change in Rate of Return. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any person controlling such Lender, and such Lender reasonably determines that the rate of return on its or such controlling person's capital as a consequence of its Commitments, the Loans or the Letters of Credit made by such Lender (or any participating interest therein held by such Lender) is reduced to a level below that which such Lender or such controlling person could have achieved but for the occurrence of any such circumstance, then, in any such case the Borrower shall, within 30 days after demand by such Lender to the Borrower of a written request therefor, pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling person for such reduction in rate of return under this Agreement. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it shall deem reasonably applicable. Each Lender shall notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 7.2.

         SECTION 7.3 Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:





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                 (a)  the Agent is advised by Continental that deposits in
         Dollars (in the applicable amounts) are not being offered to Continental in the relevant market for such Interest Period, or the Agent otherwise determines (which determination shall be binding and conclusive on all parties) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or
                 (b) any Lender advises the Agent that the Eurodollar Rate (Reserve Adjusted) or CD Rate (Reserve Adjusted), as the case may be, as determined by the Agent, will not adequately and fairly reflect the cost to such Lender of maintaining or funding such Loans for such Interest Period, or that the making or funding of CD Loans or Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lender materially changes such Loans, then, so long as such circumstances shall continue: (i) the Agent shall promptly notify the other parties thereof, (ii) no Lender shall be under any obligation to make or convert into Fixed Rate Loans so affected, and (iii) on the last day of the then current Interest Period for Loans of the Type so affected, such Loans shall, unless then repaid in full, automatically convert to Base Rate Loans. If conditions subsequently change so that the foregoing conditions no longer exist, the Agent in the case of clause (A) or such Lender in the case of clause (B) will promptly notify the Borrower and the Lenders thereof, and upon the receipt of such notice, the obligations of all Lenders to make or continue Fixed Rate Loans shall be reinstated.
         SECTION 7.4 Changes in Law Rendering Certain Loans Unlawful. In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it unlawful for a Lender or the Lending Office of such Lender ("Affected Lender") to make, maintain or fund a Type of Fixed Rate Loans, then (a) the Affected Lender shall promptly notify each of the other parties hereto, (b) the obligation of all Lenders to make or convert into the Type of Fixed Rate Loans made unlawful for the Affected Lender shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and (c) on the last day of the current Interest Period for Fixed Rate Loans of such Type (or, in any event, if the Affected Lender so requests, on such




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earlier date as may be required by the relevant law, regulation or interpretation), the Fixed Rate Loans of such Type shall, unless then repaid in full, automatically convert to Base Rate Loans. If conditions subsequently change so that the foregoing conditions no longer exist, such Lender will promptly notify the Borrower and the other Lenders thereof, and upon the receipt of such notice, the obligations of all Lenders to make or continue Fixed Rate Loans of such Type shall be reinstated.

         SECTION 7.5 Funding Losses. The Borrower hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain Fixed Rate Loans), as reasonably determined by such Lender, as a result of (a) any payment or prepayment or conversion of any Fixed Rate Loan of such Lender on a date other than the last day of an Interest Period for such Loan, or (b) any failure of the Borrower to borrow or convert any Loans on a date specified therefor in a Borrowing Request or Continuation/Conversion request pursuant to this Agreement. For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.
         SECTION 7.6 Right of Lenders to Fund Through Other Offices. Each Lender may, if it so elects, fulfill its Commitment as to any Eurodollar Loan by causing its Lending Office to make such Loan, provided that in such event for the purposes of this Agreement, such Loan shall be deemed to have been made by such Lender and the obligation of the Borrower to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or affiliate.

         SECTION 7.7 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Fixed Rate Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the CD Rate or Eurodollar Rate, as the case may be, for such Interest Period.





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         SECTION 7.8  Conclusiveness of Statements; Survival of Provisions.
Determinations and statements of any Lender pursuant to Sections 7.1, 7.2, 7.3,
7.4 or 7.5 shall be conclusive absent demonstrable error. The provisions of Sections 7.1, 7.2 and 7.5 shall survive termination of this Agreement.

                   SECTION 8.  REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make Revolving Loans and to induce the Issuing Lender to issue or the Lenders to participate in Letters of Credit hereunder, the Borrower represents and warrants to the Agent, the Issuing Lender and to each of the Lenders that:
         SECTION 8.1 Organization, etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary is a corporation or partnership, as the case may be, duly existing and in good standing (or in the case of a Foreign Subsidiary, the foreign equivalent, if any, thereof) under the laws of its jurisdiction of organization; and each of the Borrower and each Subsidiary is duly qualified to transact business and in good standing as a foreign corporation or partnership, as the case may be, authorized to do business (or in the case of a Foreign Subsidiary, the foreign equivalent, if any, thereof) in each jurisdiction where the failure to so qualify is reasonably likely to have a Material Adverse Effect.
         SECTION 8.2 Authorization. Each of the Borrower and each Restricted Subsidiary (a) has the corporate power or partnership power, as the case may be, to execute, deliver and perform each of the Loan Documents to which it is a party, and (b) has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of such Loan Documents.

         SECTION 8.3 No Conflict. The execution, delivery and performance by the Borrower and each Restricted Subsidiary of each of the Loan Documents to which it is a party does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation applicable to it, (b) contravene or conflict with, result in any breach of, or constitute a default under, any agreement or instrument binding on it, (c) result in the creation or imposition of or the obligation to create or impose any Lien (except for Permitted Liens) upon any of the property or assets of the Borrower or any Subsidiary, or (d) contravene or conflict with any provision of its articles of incorporation, by-laws or partnership documents, as the case may be.




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         SECTION 8.4  Governmental Consents.  No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required in connection with the execution, delivery and performance by the Borrower and each Restricted Subsidiary of each of the Loan Documents to which it is a party.

         SECTION 8.5 Validity. Each of the Borrower and each Restricted Subsidiary has duly executed and delivered each of the Loan Documents to which it is a party and each of such documents constitutes the legal, valid and binding obligation of the Borrower or such Restricted Subsidiary, as the case may be, enforceable in accordance with its terms.

         SECTION 8.6 Financial Statements. The Borrower's audited consolidated financial statements as at December 25, 1993 and its unaudited consolidated financial statements as at April 1, 1994, copies of which have been furnished to each Lender, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding Fiscal Year, and fairly present the financial condition of the Borrower and its Subsidiaries as at such dates and the results of operations for the periods then ended.

         SECTION 8.7 Material Adverse Change. No Material Adverse Change has occurred since December 25, 1993.

         SECTION 8.8 Litigation and Contingent Obligations. There is no Material Litigation except as set forth in the Borrower's Form 10-K for the 1993 Fiscal Year or Form 10-Q for the first Fiscal Quarter of the 1994 Fiscal Year. The Borrower and its Subsidiaries have no Contingent Obligations other than as provided for or disclosed on Schedule II or in the financial statements referred to in Section 8.6, which are reasonably likely to have a Material Adverse Effect.

         SECTION 8.9 Liens. None of the assets of the Borrower or any Subsidiary is subject to any Lien, except for Permitted Liens.

         SECTION 8.10 Subsidiaries. The Borrower has no Subsidiaries, except as set forth on Schedule III.

         SECTION 8.11  Pension and Welfare Plans.

                 (a) During the twelve-consecutive-month period prior to the Effective Date of this Agreement and prior




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         to the date of any Borrowing hereunder, no steps have been taken to terminate or completely or partially withdraw from any Pension Plan or Welfare Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA;
                 (b) no condition exists or event or transactions have occurred with respect to any Pension Plan which is reasonably likely to result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability, fine, Tax or penalty;
                 (c) except as disclosed in Schedule IV, neither the Borrower nor any member of the Controlled Group has any vested or contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA; and
                 (d) no Pension Plan maintained by or contributed to by the Borrower or any other member of the Controlled Group and subject to section 302 of ERISA or section 412 of the Code has incurred an accumulated funding deficiency as defined in section 302(a)(2) of ERISA and section 412(a) of the Code, whether or not waived.

         SECTION 8.12 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 8.13 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 8.14 Margin Regulation. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G or Regulation U of the Board of Governors of the Federal Reserve System).

         SECTION 8.15 Taxes. The Borrower and each of its Subsidiaries have filed all tax returns and reports required by

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
law to have been filed by them and have paid or provided adequate reserves for all Taxes thereby shown to be owing, except for (i) any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been established and are being maintained in accordance with GAAP, and (ii) reports and returns if the failure to file such reports and returns is not reasonably likely to have a Material Adverse Effect. There is no ongoing audit or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Borrower's or any such Subsidiary's tax liability, for any period for which returns have been filed or were due, which is reasonably likely to have a Material Adverse Effect. The liability stated for Taxes as of December 25, 1993 in the financial statements described in Section 8.6 is sufficient in all material respects for all Taxes as of such date.

         SECTION 8.16 Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent, the Issuing Lender or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent, the Issuing Lender or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the Effective Date, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

        SECTION 8.17  Environmental Warranties.  Except as set forth in
Schedule V and, except to the extent that the failure of the following to be true would not be reasonably likely to have a Material Adverse Effect:

                 (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;
                 (b) there have been no past, and there are no pending or threatened in writing (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries as to the Borrower or any of its Subsidiaries




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         regarding potential liability under any Environmental Law;

                 (c) there have been no releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;
                 (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;
                 (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;
                 (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;
                 (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;
                 (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

                 (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.




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         SECTION 8.18  Proceeds.  The proceeds of the Revolving Loans will be used for working capital purposes and for other general corporate purposes to the extent permitted hereunder, provided, however, that no proceeds of the Revolving Loans shall be used to acquire Class Two Cash Equivalents.

         SECTION 8.19 Insurance. The Borrower and its Subsidiaries are adequately insured for their benefit under policies issued by insurers of recognized responsibility against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

         SECTION 8.20 Securities Laws. Neither the Borrower nor any of its Subsidiaries, nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Loans or any other Liabilities for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to, any Person that would subject the issuance or sale of the Loans or any other Liabilities to registration under the Securities Act of 1933, as amended.

         SECTION 8.21 Governmental Authorizations. The Borrower and each of its Subsidiaries have all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by them (including ownership and leasing the real and personal property owned and leased by them), except where failure to obtain such licenses, franchises, permits and other governmental authorizations is not reasonably likely to have a Material Adverse Effect.


                       SECTION 9.  AFFIRMATIVE COVENANTS

         The Borrower agrees that, on and after the Effective Date and for so long thereafter as the Issuing Lender or any Lender has any Commitment hereunder or any of the Liabilities remain unpaid or outstanding, the Borrower will:

         SECTION 9.1 Reports, Certificates and Other Information. Furnish or cause to be furnished to the Agent, the Issuing Lender and each Lender:
                 9.1.1 Audit Report. Promptly after delivery to the SEC or in any event, within ninety-five (95) days after the end of each Fiscal Year of the Borrower:
                 (a) copies of the consolidated balance sheet of the Borrower as at the end of such Fiscal Year and the related statements of earnings, stockholders' equity and cash flows




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         for such Fiscal Year, in each case setting forth the figures for the previous year, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein, certified without qualification as to going concern or scope by Ernst & Young (or such other independent certified public accountants of recognized standing acceptable to the Required Lenders); and
                 (b) a certificate from such accountants to the effect that, in making the examination necessary for the signing of the annual audit report of the Borrower by such accountants, they have not become aware of any non-compliance by the Borrower or any Subsidiary, or any Default or Event of Default, under this Agreement or the other Loan Documents.

                 9.1.2 Quarterly Reports. Promptly after delivery to the SEC or in any event, within fifty (50) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, copies of the Borrower's 10-Q for such Fiscal Quarter, as filed with the SEC, certified by the chief financial officer of the Borrower as presenting fairly the financial condition and results of operations of the Borrower and its Subsidiaries (subject to normal year-end audit adjustments);
                 9.1.3 Compliance Certificate. Contemporaneously with the furnishing of a copy of each set of the statements and reports provided for inSections 9.1.1 and 9.1.2, a duly completed certificate, substantially in the form of Exhibit D (the "Compliance Certificate"), signed by the chief financial officer of the Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained inSection 11 as of the dates specified in the Compliance Certificate and to the effect that no Default or Event of Default has occurred and is continuing;
                 9.1.4 Auditors' Materials. Promptly upon receipt thereof, copies of all detailed financial and management reports regarding the Borrower or any of its Subsidiaries submitted to the Borrower by independent public accountants in connection with each annual or interim audit report made by such accountants of the books of the Borrower or any of its Subsidiaries;




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                 9.1.5  Business Plan.  Promptly upon the preparation thereof for each Fiscal Year of the Borrower a copy of the annual business plan of the Borrower and its Subsidiaries for such Fiscal Year including a copy of the financial projections of the Borrower and its Subsidiaries.
                 9.1.6 Notice of Default and Litigation. Promptly upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (a) the occurrence of a Default or Event of Default, (b) the institution of any Material Litigation or the occurrence of any Material Litigation Development, (c) the commencement of any dispute which might lead to the material modification, transfer, revocation, suspension or termination of any of the Loan Documents, or (d) any Material Adverse Change;
                 9.1.7 ERISA Liability. Promptly upon learning of the occurrence of the following, written notice thereof describing the same and the steps being taken by Borrower with respect thereto:

                 (a) the failure of any member of the Controlled Group to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f)(1) or accumulated funding deficiency under section 302 of ERISA;
                 (b) the institution of any steps by any member of the Controlled Group to withdraw from, or the institution of any steps by the Borrower to terminate, any Pension Plan;
                 (c) the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower or any of its Subsidiaries furnish a bond or other security to the Pension Benefit Guaranty Corporation or such Pension Plan; or
                 (d) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any of its Subsidiaries of any liability, fine, Tax or penalty in excess of $200,000 or any increase in excess of $200,000 in the vested or contingent liability of the Borrower or any of its Subsidiaries with respect to any post-retirement Welfare Plan benefit;




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                 9.1.8  Pension Plan Withdrawals.  With respect to each Pension
         Plan which is a "multi-employer plan," as defined in section 4001 of ERISA as to which any member of the Controlled Group may incur any liability, (a) no less frequently than annually, a written estimate (which shall be based on information received from each such plan, it being expressly understood that the Borrower shall take all reasonable steps to obtain such information) of the withdrawal liability that would be incurred by the Controlled Group in the event that all members of the Controlled Group were to completely withdraw from such plan, and (b) written notice thereof, as soon as it has reason to believe (on the basis of the most recent information available to it) that the sum of (i) the withdrawal liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from all multi-employer plans as to which any member of the Controlled Group has an obligation to contribute, and (ii) the aggregate amount of the outstanding withdrawal liability (without unaccrued interest) incurred by the Controlled Group to multi-employer plans, would exceed $200,000;
                 9.1.9 Environmental Liabilities. Promptly upon learning thereof, written notice (together with copies, if available) of all written claims, complaints, notices or inquiries relating to the Borrower's or any Subsidiary's (a) properties or facilities, or (b) compliance with Environmental Laws to the extent such claim, complaint, notice or inquiry is reasonably likely to have a Material Adverse Effect, together with a description of the steps being taken by the Borrower or such Subsidiary with respect thereto;
                 9.1.10 List of Officers and Directors. As soon as available, but in any event within fifteen (15) Business Days of any change in the Chief Executive Officer, the President, the Chief Financial
         Officer or the Treasurer of the Borrower, written notice of such change;
                 9.1.11 Reports to Security Holders. Promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders and copies of all reports and registration statements which the Borrower files with the SEC or any national securities exchange; and




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                 9.1.12  Other Information.  From time to time such other
         information and certifications concerning the Borrower and any Subsidiary as the Agent, the Issuing Lender or any Lender may reasonably request.

         SECTION 9.2 Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (a) maintain and preserve the corporate or partnership, as the case may be, existence of the Borrower and each Subsidiary except as permitted under Section 10.3, (b) be, and ensure that the Borrower and each Subsidiary of the Borrower are, duly qualified to do business and in good standing (or in the case of a Foreign Subsidiary, the foreign equivalent, if any, thereof) as foreign corporations or partnerships, as the case may be, in each jurisdiction where failure to so qualify is reasonably likely to have a Material Adverse Effect, and (c) comply, and cause its Subsidiaries to comply, with all contractual obligations and requirements of law binding upon such entity, except to the extent that the failure to comply therewith is not reasonably likely, in the aggregate, to have a Material Adverse Effect.
         SECTION 9.3 Books, Records and Inspections. (a) Maintain, and cause each of its Subsidiaries to maintain, complete and accurate books and records;
(b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Agent and each Lender to its books and records; (c) permit, and cause each of its Subsidiaries to permit, the Agent, the Issuing Lender and each Lender to inspect at reasonable times its properties and operations; and
(d) permit, and cause each of its Subsidiaries to permit at reasonable times, the Agent, the Issuing Lender and each Lender to discuss its business, operations and financial condition with its officers.
         SECTION 9.4  Maintenance of Properties and Insurance.

         (a) Maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its material properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition to the extent customary in the case of similar businesses, ordinary wear and tear excepted.

         (b) Maintain, and cause each of its Subsidiaries to maintain, with responsible insurance companies, insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses; provided, however, that the Borrower and any Subsidiary may maintain workers compensation insurance or




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
other similar coverage with respect to operations in any state or other jurisdiction through an insurance fund operated by such state or jurisdiction.
         SECTION 9.5 Taxes. Pay, and cause each of its Subsidiaries to pay, when due all Taxes, except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP.

         SECTION 9.6 Pension Plans and Welfare Plans. Maintain, and cause each of its Subsidiaries to maintain, each Pension Plan and Welfare Plan as to which it may have any liability, in compliance in all material respects with all applicable requirements of law.
         SECTION 9.7 Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, with all federal, state and local laws, rules and regulations related to its businesses (including, without limitation, all such laws, rules and regulations relating to Hazardous Materials or the disposal thereof) if the failure so to comply is reasonably likely to have a Material Adverse Effect.
         SECTION 9.8 Maintenance of Permits. Maintain, and cause each of its Subsidiaries to maintain, all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality (including, without limitation, any such license, consent or permit relating to Hazardous Materials or the disposal thereof) if the failure to maintain such licenses, permits and consents is reasonably likely to have a Material Adverse Effect.
         SECTION 9.9 Environmental Compliance. Maintain, and cause each of its Subsidiaries to maintain, in all material respects (a) all material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and use and operate all of its facilities and properties in material compliance with all material Environmental Laws, and (b) appropriate procedures for the handling of all Hazardous Materials in material compliance with all applicable Environmental Laws, and comply with such procedures at all times.


                        SECTION 10.  NEGATIVE COVENANTS

         The Borrower agrees that, on and after the Effective Date and for so long thereafter as the Issuing Lender or any Lender has any Commitment hereunder or any of the Liabilities remains unpaid or outstanding, the Borrower will:




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         SECTION 10.1 Limitation on Indebtedness.  Not, and not permit any
Subsidiary to, incur or at any time be liable with respect to any Indebtedness except:
                 (a) Indebtedness outstanding under this Agreement in respect of the Revolving Loans and other Liabilities;

                 (b) Subordinated debt outstanding on the Effective Date described in Item B of Schedule VI;
                 (c) Secured Indebtedness outstanding on the Effective Date described in Item A of Schedule VI, together with any refinancings or substitutions thereof, provided such Indebtedness does not exceed the amount outstanding on the Effective Date;
                 (d)  Indebtedness secured by a Permitted Lien;

                 (e) Subordinated Debt of the Borrower which is subordinated to the Liabilities pursuant to subordination terms acceptable to the Required Lenders and having payment terms acceptable to the Required Lenders;
                 (f) unsecured Indebtedness of Foreign Subsidiaries not otherwise permitted by this Section 10.1 in an aggregate principal
         amount at any time outstanding not in excess of [           ];
                 (g) Indebtedness which constitutes Investments permitted under Sections 10.6(d) and 10.6(e);
                 (h) Indebtedness in respect of Capitalized Leases, provided, that, if such Capitalized Leases were to constitute Liens, such Liens would be permitted pursuant to Section 10.2(c); and
                 (i)  Other unsecured Indebtedness in an aggregate principal
         amount outstanding at any time not to exceed [           ];

provided, however, that no Indebtedness otherwise permitted by clauses (d),
(e), (f), (h) and (i) shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Default or Event of Default shall exist.
         SECTION 10.2 Liens. Not, and not permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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or hereafter acquired by it, except for the following (collectively called
"Permitted Liens"):
                 (a) Liens in favor of the Agent for the benefit of the Issuing Lender and the Lenders;
                 (b) Liens for current Taxes not delinquent or for Taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;
                 (c) Liens (including Liens arising in connection with Capitalized Leases under which either the Borrower or any Subsidiary is lessee) in connection with the acquisition of fixed assets (including, without limitation, real property) after the date hereof so long as (i) any such Lien attaches to such fixed assets concurrently or within two (2) years after the acquisition thereof,
         (ii) such Lien attaches only to the property being acquired, other related assets having a value which is immaterial in relation to the value of the property so acquired, and the proceeds (including insurance proceeds and proceeds derived from use by Persons other than the Borrower or its Subsidiaries) of the property so acquired and of such other related assets, provided that such Lien may also attach to other fixed assets of the Borrower (and to other related assets having a value which is immaterial in relation to the value of such other fixed assets) so long as the aggregate market value of such other fixed assets (plus the market value of all such other related assets) to which such Liens attach during any one Fiscal Year do not exceed
         [           ], and (iii) the Indebtedness secured thereby does not
         exceed [                     ] of the cost of such fixed asset at
         the time of acquisition thereof;provided, however, that no Liens otherwise permitted by this clause (c) shall be permitted if, after giving effect to the creation thereof, any Default or Event of Default shall exist;
                 (d) Liens shown on Schedule VII, together with any refinancings or substitutions thereof, provided the Indebtedness secured by such Liens does not exceed the amount outstanding on the Effective Date;

                 (e) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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         insurance or benefits or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;
                 (f) Liens of mechanics, carriers, materialmen and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;
                 (g) Liens arising in the ordinary course of business (i) for sums which (upon Borrower's actual knowledge of such Liens) are contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP or which would be discharged in the ordinary course of business, or (ii) for sums not due; and in either case not involving any deposits or advances for borrowed money or the deferred purchase price of property or services;
                 (h) Easements, rights of way, restrictions, minor defects or irregularities on title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole;
                 (i) Liens on intellectual property and related rights arising in connection with agreements between the Borrower or any Subsidiary and any other Person relating to the joint development of such, or related, intellectual property or related rights;
                 (j) Liens of depository banks or other financial institutions, limited to amounts on deposit with such depository bank or other financial institution, incurred in the ordinary course of business and securing obligations to such depository bank or other financial institution or its affiliates; and
                 (k) Liens securing real estate owned by the Borrower on the date hereof; [

                      ]; provided, further, that no Liens otherwise

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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         permitted by this clause (k) shall be permitted if, after giving effect to the creation thereof, any Default or Event of Default shall exist.
         SECTION 10.3 Consolidation, Merger, etc. Not, and not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:
                 (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary; and
                 (b)  so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if (i)
         with respect to any acquisition consummated after the Effective Date for which the aggregate consideration (on a current market basis)
         [                 ], the Borrower shall provide to the Lenders as soon
         as possible, but in any event within [               ] after
         consummation of such acquisition, written notice thereof and a summary of the principal terms of such acquisition, (ii) with respect to all such acquisitions and all acquisitions permitted byclause (f) of
         Section 10.6 consummated after the Effective Date, the aggregate value, on [
                     ], of the consideration therefor paid by the Borrower and its Subsidiaries [
              ] as of the end of the immediately preceding Fiscal Quarter, (iii) after giving effect to such acquisition, the Borrower shall remain primarily engaged on a consolidated basis in the general line of business in which it currently operates, (iv) no such acquisition shall be reasonably likely to have a Material Adverse Effect, and (v) in respect of such acquisition or merger, the Borrower or one of its Subsidiaries, as the case may be, is the surviving or continuing entity.
         SECTION 10.4 Asset Disposition, etc. Not, and not permit any of its Subsidiaries to, sell, assign, lease, transfer, contribute, convey or otherwise dispose of any of its assets to any Person, except:

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED



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                 (a)  the disposition of assets of the Borrower and its
         Subsidiaries (other than accounts receivable of the Borrower) in the ordinary course of their business for fair consideration;
                 (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of replacement equipment, or the proceeds of such sales are reasonably applied to the purchase price of such replacement equipment;
                 (c) dispositions not otherwise permitted hereunder which are made for fair market value provided that: (i) such dispositions will not include [

                  ] for the term of this Agreement (other than Class One Cash Equivalent Investments and Class Two Cash Equivalent Investments),
         (ii) at the time of any disposition, no Default or Event of Default shall exist or shall result from such disposition, (iii) the aggregate sales price from any disposition pursuant to a sale-leaseback transaction shall be paid in cash, (iv) sale-leaseback transactions shall only be permitted with respect to real property and equipment, and (v) the aggregate fair market value of all assets (excluding real property and equipment subject to sale- leaseback transactions) sold by the Borrower since the Effective Date and not otherwise permitted by Section 10.4(a), (b) or (d) shall not exceed in the aggregate [
                                                         ] as of the end of the
         immediately preceding Fiscal Quarter; and
                 (d)[
                                                            ].
         SECTION 10.5 Restricted Payments. Not declare, pay or make any dividend or distribution (in cash, assets, property, rights, obligations or securities) on any shares of capital stock (now or hereafter outstanding) of the Borrower or any warrants, options or other rights with respect to any shares of capital stock (now or hereafter outstanding) of the Borrower or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or any option, warrant or other right to acquire shares of the Borrower's capital stock; provided

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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that so long as both before and after giving effect thereto no Default or Event of Default would exist, Borrower may (i) make payments or other distributions payable solely in the Borrowers common stock, (ii) purchase, redeem or otherwise acquire shares of its common stock or preferred stock (including shares of stock purchased from employees upon termination of employment status), or warrants or options to acquire any such shares, (iii) make scheduled dividend payments on preferred stock, and (iv) make distributions of the stock of COMPASS, provided, further, that for purposes of determining whether a Default or Event of Default exists with respect to the financial covenants set forth in Section 11 (both immediately prior and after giving effect to the foregoing actions), compliance with such covenants shall be calculated as of the end of the most recently ended Fiscal Quarter for which a Compliance Certificate has been furnished to each Lender, as if, without double-counting, all such actions occurring since the end of such Fiscal
Quarter had occurred as of the last day of such Fiscal Quarter.
         SECTION 10.6 Investments. Not, and not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:
                 (a) Investments existing on the Effective Date and identified in Schedule VIII;
                 (b) Investments in Class One Cash Equivalents and Class Two Cash Equivalents, provided, however, that so long as the Borrower or any Subsidiary has any Class Two Cash Equivalents, the Borrower shall maintain at all times Class One Cash Equivalents in an amount equal to or greater than [


                                                                        ];
                 (c) Investments permitted as Indebtedness pursuant to Section 10.1;

                 (d) in the ordinary course of business, Investments by the Borrower in any Restricted Subsidiary, or by any such Restricted Subsidiary in any other Restricted Subsidiary, by way of contributions to capital or loans or advances;

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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                 (e)  Investments in Foreign Subsidiaries (which are not also
         Restricted Subsidiaries), in an aggregate amount at any time outstanding [
                          ]. Solely for purposes of this clauses (e), Investments [


                                                             ];
                 (f) so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, the Borrower and its Subsidiaries may acquire the capital stock, partnership units or other equity interest of any Person, or otherwise make capital contributions to joint ventures in which the Borrower or any of its Subsidiaries is a party if (i) with respect to any acquisition for which the aggregate consideration (on a current market
         basis) exceeds [          ], the Borrower shall provide to the Lenders
         as soon as possible, but in any event within [                ] after
         consummation of such acquisition, written notice thereof and a summary of the principal terms of such acquisition, (ii) with respect to all such acquisitions and all acquisitions permitted byclause (b) of
         Section 10.3 the aggregate value, and in each case consummated after the Effective Date on a current market basis (determined at the time of each such acquisition), of the consideration therefor paid by the Borrower and its Subsidiaries shall not exceed [
                          ] as of the end of the immediately preceding Fiscal Quarter, (iii) after giving effect to such acquisition, [
                                                       ], (iv) no such
         acquisition shall have a Material Adverse Effect, and (v) after giving
         effect to such acquisition such Person, [                         ],
         shall become a Subsidiary [


                                                      ];
                 (g) Investment by Foreign Subsidiaries in other Foreign Subsidiaries; and

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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                 (h)  other Investments in an aggregate Dollar amount at any
         time outstanding not in excess of [        ].

         SECTION 10.7 Change of Control. Not permit a change of [ ] or more of the Borrower's Board of Directors resulting from [

                                       ].

         SECTION 10.8 Subordinated Debt. Not, and not permit any of its Subsidiaries to:

                 (a) subject to clause (c) below make any payment (whether of principal, interest or otherwise) on any Subordinated Debt on any day other than the stated, scheduled date for such payment set forth in the documents and instruments evidencing such Subordinated Debt; or
                 (b) make any payment on any Subordinated Debt in contravention or violation of the subordination provisions thereof; or
                 (c) prepay, redeem, purchase or defease any Subordinated Debt, or make any deposit for any of the foregoing purposes except regularly scheduled sinking fund payments which are scheduled to begin on May 1, 1998;provided that, with respect to the Convertible Subordinated Debt the Borrower may call such Convertible Subordinated Debt in accordance with the terms of its existing indenture if (i) at the time such call is announced the market price of the Borrower's common stock has exceeded for [
                         ] and (ii) both before and after giving effect thereto no Default or Event of Default shall exist; or
                 (d) enter into any amendment or modification of any Subordinated Debt.

         SECTION 10.9 Take or Pay Contracts. Not, and not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it and if such arrangement is reasonably likely to have a Material Adverse Effect.

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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         SECTION 10.10  Regulations G and U.  Not, and not permit any of its
Subsidiaries to, use or permit any proceeds of the Revolving Loans or LC Obligations to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations G and U of the Board of Governors of the Federal Reserve System, as amended from time to time.

         SECTION 10.11 Subsidiaries. Notwithstanding any provision of this Agreement to the contrary, not, and not permit any of its Subsidiaries to, create or permit to exist any Domestic Subsidiary [

                                            ].

         SECTION 10.12 Other Agreements. Not, and not permit any of its Subsidiaries to, enter into any agreement containing any provision which (a) would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith, (b) prohibits or restricts the creation or assumption of any Lien upon its properties, revenues or assets (whether now owned or hereafter acquired) as security for the Liabilities hereunder (other than provisions set forth in agreements relating to Permitted Liens, joint venture agreements, lease agreements and intellectual property license agreements, provided that such provisions only prohibit or restrict Liens upon the assets specifically the subject of such agreements), (c) prohibits or restricts the ability of any Subsidiary to make dividends or advances or payments to the Borrower, or (d) prohibits or restricts the ability of the Borrower or any Subsidiary to amend or otherwise modify this Agreement or any other document executed in connection herewith.

         SECTION 10.13 Business Activities. Not, and not permit any of its Subsidiaries to, (a) engage in any type of business except the businesses which any of the Borrower or its Subsidiaries are respectively presently engaged in, or (b) substantially alter the methods by which the Borrower or its Subsidiaries conduct such business.

         SECTION 10.14 Transactions with Affiliates. Not, and not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement (i) is fair and equitable to the Borrower or such Subsidiary, (ii) is of a sort which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates, and (iii) is on terms which are not less favorable to

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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the Borrower or such Subsidiary than are obtainable from a Person which is not one of its Affiliates.

         SECTION 10.15 Contingent Obligations. Not, and not permit any Subsidiary to, incur or at any time be liable with respect to Contingent Obligations except:
                 (a) Contingent Obligations outstanding under this Agreement in respect of the Letters of Credit;
                 (b) Contingent Obligations in respect of Indebtedness permitted by Section 10.1(f);
                 (c)  Hedging Obligations of the Borrower or any  Subsidiary;
         and
                 (d) Contingent Obligations in respect of undrawn letters of credit (other than letters of credit which if issued by the Issuing Lender would constitute Financial Letters of Credit) in an aggregate
         amount at any time not to exceed [          ];
                 (e) Contingent Obligations in respect of obligations of any Restricted Subsidiary;
                 (f) Contingent Obligations of the Borrower or its Subsidiaries in respect of obligations (other than of the types set forth in clauses (i) through (v) of the definition of the "Indebtedness") of Foreign Subsidiaries; and
                 (g)      Contingent Obligations set forth on Schedule II.


                        SECTION 11.  FINANCIAL COVENANTS

         The Borrower agrees that, on and after the Effective Date and for so long thereafter as the Issuing Lender or any Lender has any Commitment hereunder or any of the Liabilities remain unpaid or outstanding, it will:

         SECTION 11.1 Quick Ratio.  Not permit at any time its Consolidated
Quick Ratio to be less than [       ].  For purposes hereof, "Consolidated
Quick Ratio" shall mean the ratio of (i) the sum of cash, Class One Cash Equivalents, Class Two Cash Equivalents and accounts receivable (net of applicable reserves therefor) of the Borrower and its Subsidiaries to (ii) consolidated current liabilities of the Borrower and its

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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Subsidiaries.  This ratio is only required to be calculated by the Borrower as of the last day of each fiscal month.

         SECTION 11.2 Leverage Ratio.  Not permit at any time the Leverage
Ratio to be greater than [       ].  This ratio is only required to be
calculated by the Borrower as of the last day of each fiscal month.

         SECTION 11.3 Minimum Profitability.  Not permit the consolidated net
loss of the Borrower and its Subsidiaries to be greater than [         ] (a)
for any Fiscal Quarter; (b) in the aggregate for any [             ] Fiscal
Quarters; or (c) in the aggregate for any [              ] Fiscal Quarters.
         SECTION 11.4 Fixed Charge Coverage Ratio.  Not permit for any period
of [              ] Fiscal Quarters, beginning with the period of [
          ] Fiscal Quarters ending July 1, 1994, the ratio of (i) consolidated net income of the Borrower and its Subsidiaries, plus consolidated depreciation and amortization expense, plus consolidated interest expense, minus consolidated interest income, plus consolidated provision for taxes on income (collectively, "EBITDA") to (ii) consolidated interest expense, plus consolidated income taxes paid, plus preferred stock cash dividends paid, plus the average of consolidated current portion of long-term debt (other than the
Revolving Loans) as of the end of each of such [   ] Fiscal Quarters, plus the
average of consolidated current capital lease obligations as of the end of each
of such [    ] Fiscal Quarters, to be less than [        ].
         SECTION 11.5 Capital Expenditures.  Not permit Consolidated Capital
Expenditures to exceed during any [              ] Fiscal Quarters the sum of
(i) EBITDA for such [   ] Fiscal Quarter period plus (ii) consolidated cash,
Class One Cash Equivalents and Class Two Cash Equivalents of the Borrower and
its Subsidiaries as of the last day of such [   ] Fiscal Quarter period to the
extent such cash, Class One Cash Equivalents and Class Two Cash Equivalents
exceed [           ].

         SECTION 11.6 Consolidated Tangible Net Worth. Not permit at any time Consolidated Tangible Net Worth to be less than the sum of (i) Consolidated Tangible Net Worth as of April 1, 1994 [
            ] of cumulative consolidated net income of the Borrower and its Subsidiaries (but without any offset for net losses) from and after April 1, 1994, [
                                                                      ] from
and after April 1, 1994.  This ratio is


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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
only required to be calculated by the Borrower as of the last day of each fiscal month.

         SECTION 11.7 Cash and Cash Equivalents. Maintain as of the last day of each Fiscal Quarter on a consolidated basis for the Borrower and its Subsidiaries an aggregate Dollar amount of cash plus Class One Cash Equivalents
plus Class Two Cash Equivalents of not less than [         ].

                            SECTION 12.  CONDITIONS

         The obligation of each of the Lenders to make Revolving Loans and of the Issuing Lender to issue Letters of Credit is subject to the performance by the Borrower of all of its obligations under this Agreement and to the satisfaction of the following conditions precedent:
         SECTION 12.1 Conditions to Effectiveness. The Commitments set forth herein shall become effective upon receipt by the Agent of each of the following, each, except to the extent otherwise specified below, duly executed by an Authorized Officer, dated the date hereof (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent and each in sufficient number of signed counterparts to provide one for each
Lender:
                 12.1.1 For each Lender, an appropriately completed Revolving Note, payable to the order of such Lender;

                 12.1.2  [

                                                                ];
                 12.1.3 A favorable opinion of Heller, Ehrman, White & McAuliffe, counsel to the Borrower and the Domestic Subsidiaries, substantially in the form of Exhibit F-1 hereto, and a favorable opinion of Thomas F. Mulvaney, General Counsel to the Borrower and the Subsidiaries, substantially in the form ofExhibit F-2 hereto;
                 12.1.4  An officer's certificate of the Borrower, [
                              ], each substantially in the form of Exhibit G-1 and G-2, respectively, hereto and dated as of the date hereof, signed
         by an Authorized Officer of the Borrower, [                  ]


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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         [        ], as the case may be, and attested to by a secretary or
         assistant secretary, together with certified copies of the Borrower's,
         [                              ], articles of incorporation, by-laws,
         resolutions and any other document pursuant to the terms thereof;
                 12.1.5  Evidence of the good standing of the Borrower, [
                                  ], in the jurisdiction in which such Person
         is incorporated;
                 12.1.6 Evidence that the Borrower shall have paid to the Agent the fees and expenses provided for herein which are required to be paid on or before the Effective Date; and
                 12.1.7 Such other information and documents as may reasonably be required by the Agent and the Agent's counsel.

         SECTION 12.2 All Loans and Letters of Credit. The obligation of each Lender to make each Revolving Loan of any Type and of the Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:
                 12.2.1 The Agent, the Issuing Lender and each Lender shall have received a Borrowing Request or an LC Application, as required;

                 12.2.2 No Default or Event of Default exists or will result from the making of such Revolving Loan or issuance of such Letter of Credit;
                 12.2.3 The representations and warranties of the Borrower contained in Section 8 (except, with respect to Revolving Loans made or Letters of Credit issued after the Effective Date,Sections 8.6, 8.7, 8.8 and 8.10) are true and correct with the same effect as though made on the date of the making of such Loan or issuance of such Letter of Credit;
                 12.2.4  No Material Litigation exists except as disclosed on
         Schedule II, and since the Effective Date of this Agreement no Material Litigation Development has occurred with respect to any Litigation so disclosed on Schedule II; and
                 12.2.5 No Material Adverse Change has occurred since the date of the most recent financial statements


[        ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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         delivered or required to be delivered pursuant to Section 9.1.

Each Borrowing Request and LC Application delivered to the Agent and the Lenders hereunder shall automatically constitute a warranty by the Borrower to the Agent, the Issuing Lender and each Lender to the effect that on the requested date of such Borrowing or issuance of such Letter of Credit, as the case may be, (a) the representations and warranties of the Borrower contained in Section 8 of this Agreement (except with respect to Revolving Loans or Letters of Credit made or issued after the Effective Date, Sections 8.6, 8.7,
8.8 and 8.10) shall be true and correct as of such requested date as though made, and (b) no Default or Event of Default shall have then occurred and be continuing or will result therefrom.

                SECTION 13.  EVENTS OF DEFAULT AND THEIR EFFECT

         SECTION 13.1 Events of Default. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:
                 13.1.1 Non-Payment of Loans, etc. (a) Default in the payment or prepayment when due of any principal of or interest on any Revolving Loan; or (b) default in the payment or prepayment when due of any reimbursement obligation, interest or fee (other than fees payable pursuant to Section 5.7(d)) with respect to any LC Obligation; or (c) default and continuance for 3 days in the payment when due of any other amount owing by the Borrower pursuant to this Agreement.
                 13.1.2 Non-Payment of Other Indebtedness or Contingent Obligations. Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness or Contingent Obligations of the Borrower or any Subsidiary (other than Indebtedness or Contingent Obligations in respect of this Agreement) in an amount in excess of $1,000,000 or default in the performance or observance by the Borrower or any of its Subsidiaries of any obligation or condition with respect to any such Indebtedness or Contingent Obligations if the effect of such default is to accelerate the maturity of any such Indebtedness or Contingent Obligations or to permit the holder or holders thereof, or any trustee or agent for such




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         holders, to cause such Indebtedness or Contingent Obligations to become due and payable prior to its expressed maturity.
                 13.1.3 Bankruptcy, Insolvency, etc. The Borrower or any Significant Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or the Borrower or any Significant Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for the Borrower or such Significant Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Borrower or any Significant Subsidiary or for a substantial part of the property of any thereof and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Significant Subsidiary), is commenced in respect of the Borrower or any Significant Subsidiary and if such case or proceeding is not commenced by the Borrower or such Significant Subsidiary, it is consented to or acquiesced in by the Borrower or such Significant Subsidiary or remains for sixty (60) days undismissed; or the Borrower or any Significant Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.
                 13.1.4 Defaults Under this Agreement. (a) Failure by the Borrower to comply with or perform any of the covenants or agreements of the Borrower set forth inSections 9.3(b), 9.3(c), and 10, (except Sections 10.6(a) - (e)) and Section 10.7); and

                 (b) Failure by the Borrower, and actual knowledge by the Chief Financial Officer or Treasurer of the Borrower of such failure, to comply with any of the covenants or agreements of the Borrower set forth inSection 11.
                 13.1.5 Other Noncompliance with this Agreement. Failure by the Borrower or any Restricted Subsidiary to comply with or perform any other provision of this Agreement or the other Loan Documents applicable to it (other than those covered by Section 13.1.4 or those




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         constituting an Event of Default under any of the other provisions of this Section 13) and continuance of such failure for thirty (30) days after notice thereof to the Borrower from the Agent or any Lender.
                 13.1.6 Representations and Warranties. Any representation or warranty made by the Borrower or any Subsidiary herein or in any of the other Loan Documents is false or misleading in any material respect as of the date hereof or as of the date hereafter certified, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Borrower or any Subsidiary to the Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.
                 13.1.7 Pension Plans and Welfare Plans. With respect to any Pension Plan as to which the Borrower or any Subsidiary may have any liability, there shall exist a deficiency of more than $250,000 in the Pension Plan assets available to satisfy the benefits guaranteeable under ERISA with respect to such Pension Plan, and steps are undertaken to terminate such Pension Plan or such Pension Plan is terminated or the Borrower or such Subsidiary withdraws from or institutes steps to withdraw from such Pension Plan or any material Reportable Event with respect to such Pension Plan shall occur. With respect to any Welfare Plans as to which the Borrower may have any liability, there shall occur any event which could result in the incurrence by the Borrower of any increase in excess of $250,000 in the vested or contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit.
                 13.1.8 Adverse Judgment. One or more final judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving, in the aggregate, a liability (not covered by collectible insurance) of $250,000 or more and all such judgments or decrees shall not have been vacated, satisfied, discharged or stayed or bonded pending appeal within thirty (30) consecutive days from the entry thereof.
                 13.1.9 Other Loan Documents. The Borrower or any Subsidiary shall fail to comply with any of the provisions of any other Loan Documents applicable to it within any applicable grace period or, if no grace





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         period is specified, within thirty (30) days after notice of such failure has been given to the Borrower or any Subsidiary, as the case may be, by the Agent; or any of the other Loan Documents shall fail to remain in full force and effect in any material respect (other than Section 18 of any Subsidiary Guaranty) and such failure shall continue for thirty (30) days; or any action shall be taken by the Borrower or any Subsidiary to discontinue any of the other Loan Documents or to assert the invalidity of any thereof.

         SECTION 13.2 Effect of Event of Default. If any Event of Default described in Section 13.1.3 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and all Liabilities shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Agent may (or shall, upon the written request of the Required Lenders) declare the Commitments (if they have not theretofore terminated) to be terminated and the Agent may (or upon written request of the Required Lenders shall) declare all Liabilities to be due and payable, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and all Liabilities shall become immediately due and payable, all without presentment, demand, protest or further notice of any kind. The Agent shall promptly advise the Borrower and each Lender of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing or any provision of Section 16.1, the effect as an Event of Default of any event described in Section 13.1.3 may be waived by the written concurrence of all of the Lenders and the effect as an Event of Default of any other event described in this Section 13 may be waived as provided in Section 16.1.

                             SECTION 14.  THE AGENT

         SECTION 14.1 Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers to the extent provided herein or in any document or instrument delivered hereunder or in connection herewith, together with such other action as may be reasonably incidental thereto. As to matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of this Agreement or any other Loan Documents) the Agent shall not be required to exercise any discretion, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders and




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such instructions shall be binding upon all Lenders.  Under no circumstances shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or to the other Loan Documents or applicable law.

         SECTION 14.2 Liability of the Agent. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement and any other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (a) may treat the payee of any Revolving Note as the holder thereof until the Agent receives an executed Assignment Agreement entered into between a Lender and an Eligible Assignee pursuant to Section 15.1 hereof; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts or consultants selected by it; (c) shall not be liable for any action taken or omitted to be taken in good faith by the Agent in accordance with the advice of counsel, accountants, consultants or experts; (d) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations, whether written or oral, made in or in connection with this Agreement or any other Loan Documents; (e) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, obligations, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including, without limitation, any books and records) of the Borrower; (f) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or other support or security, or any other document furnished in connection with any of the foregoing; and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by action upon any written notice, statement, certificate, order, telephone message, facsimile or other document which the Agent believes in good faith to be genuine and correct and to have been signed, sent or made by the proper Person.

         SECTION 14.3 Continental and Affiliates. With respect to the Revolving Loans made by it and Letters of Credit issued by it, Continental shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Continental in its individual capacity. Continental and its Affiliates may accept deposits from, lend





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money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Continental were not the Agent or the Issuing Lender and without any duty to account therefor to the Lenders.

         SECTION 14.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 8.6 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.
         SECTION 14.5 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to their Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or assessed against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any action taken or omitted by the Agent under this Agreement or the Related Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting any of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Percentage of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under this Agreement or the other Loan Documents to the extent that the Agent is not reimbursed for such expenses by the Borrower. All obligations provided for in this Section 14.5 shall survive termination of this Agreement.
         SECTION 14.6 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent which shall be a





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commercial bank having a combined capital and surplus of at least $500,000,000 and shall meet the requirements to be an Eligible Assignee. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank having a combined capital and surplus of at least $500,000,000 and shall meet the requirements to be an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations in its capacity as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                  SECTION 15.  ASSIGNMENTS AND PARTICIPATIONS

         SECTION 15.1 Assignments. (a) With the prior written consent of the Agent and the Borrower (which consent shall not be unreasonably delayed or withheld), each Lender shall have the right at any time to assign, to any Eligible Assignee, all or any part of such Lender's rights and obligations under this Agreement and each other Loan Document including its rights in respect of Loans, Revolving Notes, Letters of Credit and LC Obligations and its obligations in respect of Commitments to make Loans or participate in Letters of Credit. Any such assignment shall be pursuant to an assignment agreement, substantially in the form of Exhibit I (an "Assignment Agreement"), duly executed by such Lender and the Eligible Assignee, and acknowledged by the Agent. Although its failure to do so will not affect any of the rights or obligations provided for therein or herein, the Borrower agrees to duly acknowledge any Assignment Agreement executed by any assigning Lender promptly after its receipt of the same. No assignment by the Issuing Lender shall relieve it from its obligations in respect of the Letters of Credit, it being understood that any assignment by the Issuing Lender as to Letters of Credit shall be deemed to automatically constitute an assignment by the Issuing Lender and the purchase by the Eligible Assignee of a participating interest in such Letters of Credit.

         (b) Each assignment shall be pro rata with respect to all rights and obligations of the assigning Lender including the Revolving Loans, Revolving Notes, LC Obligations and Commitments




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of the assigning  Lender.  Each assignment, if to a Person other than a Lender, shall be in an amount equal to or in excess of $5,000,000. In the case of any such assignment, upon the execution and delivery of such Assignment Agreement by such Lender and the Borrower, and the making of any payment by the Eligible Assignee required by the assigning Lender, this Agreement shall be deemed to be amended to the extent, and only to the extent, necessary to reflect the addition of such Eligible Assignee, and the Eligible Assignee shall for all purposes be a Lender party hereto and shall have, to the extent of such assignment, the same rights and obligations as a Lender hereunder.

         (c) Upon the consummation of any assignment, the assigning Lender shall be relieved from its obligations hereunder to the extent of the obligations so assigned (except, (i) obligations of the Issuing Lender in respect of the Letters of Credit issued by it, and (ii) to the extent, if any, that the Borrower, any other Lender or the Agent has rights against such assigning Lender as a result of any default by such Lender under this Agreement) and appropriate arrangements shall be made so that, if required, replacement Revolving Notes are issued to such assigning Lender and new Revolving Notes or, as appropriate, replacement Revolving Notes are issued to the Eligible Assignee, in each case in principal amounts reflecting their outstanding Loans as adjusted pursuant to such Assignment Agreement. Promptly following the consummation of each assignment, the Agent shall furnish to the Borrower and each Lender, revised Schedule I, revised to reflect such assignment.
         SECTION 15.2 Participations. With the prior written consent of the Agent and the Borrower (which consent shall not be unreasonably delayed or withheld), each Lender may grant participations in all or any part of its Loans, Revolving Notes, Letters of Credit and LC Obligations to any commercial bank, insurance company or other financial institution; provided, however, that the Lenders may grant participations to their respective Affiliates without the prior written consent of the Agent or the Borrower. A participant shall not have any rights under this Agreement or any other document delivered in connection herewith (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto, which agreement with respect to such participation shall not restrict such Lender's ability to make any modification, amendment or waiver to this Agreement without the consent of the participant except that the consent of such participant may be required in connection with matters requiring the consent of all of the Lenders under
Section 16.1).  All




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amounts payable by the Borrower under this Agreement shall be determined as if the Lender had not sold such participation. In the event of any such sale by a Lender of participating interests to a participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any obligation for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; provided, however, that either the Borrower or the Agent may choose to communicate with such participant in their sole discretion.

         SECTION 15.3 Confidentiality. The Agent and each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement, which has been identified as such by the Borrower, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and, in any event, may make disclosure on the same confidential basis as provided for herein that is reasonably required by any actual or bona fide potential transferee or participant in connection with the contemplated transfer of any Note or participation therein or in any Letter of Credit or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each of the Agent and each Lender shall promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of the Agent or such Lender by such governmental agency) for disclosure of any such non-public information promptly upon learning of such request and in any event prior to disclosure of such information.
         SECTION 15.4 Foreign Transferees. If, pursuant to this Section 15, any interest in this Agreement or any Loan, Letter of Credit, Revolving Note or LC Obligation is transferred to any participant or Eligible Assignee (each a "Transferee") which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee (other than any participant), and may cause any participant, concurrently with the effectiveness of such transfer, (a) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent, and the Borrower) that under applicable law and treaties no Taxes will be required to be withheld by the Agent, and the Borrower or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Loans, Revolving Notes or Letters of Credit,




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(b) to furnish to the transferor Lender, the Agent and the Borrower either U.S.
Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (c) to agree (for the benefit of the transferor Lender, the Agent and the Borrower) to provide the transferor Lender, the Agent and the Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.


                           SECTION 16.  MISCELLANEOUS

         SECTION 16.1 Waivers and Amendments. The provisions of this Agreement and of the other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided that no such amendment, modification or waiver:

                 (a) which would modify any requirement hereunder that any particular action be taken by all Lenders or by the Required Lenders, shall be effective without the consent of each Lender;

                 (b) which would modify this Section 16.1, change the definition of "Required Lenders," change any Percentage for any Lender (except pursuant to an Assignment Agreement), reduce any fees, extend the Termination Date, or subject any Lender to any additional obligations, shall be effective without the consent of each Lender;

                 (c)  which would release any [

                                 ] in connection with the sale of assets or merger permitted under Sections 10.3 and 10.4, shall be effective without the consent of each Lender;
                 (d) which would extend the due date for, or reduce the amount of, any payment or prepayment of principal of, accrued interest on or the interest rate on any Revolving Loan or any reimbursement obligation, accrued interest on or the interest rate or fees with


[        ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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         respect to any LC Obligation, or any fees pursuant to Section 5.7(a), shall be effective without the consent of the holder of such Loan or LC Obligation; or
                 (e) which would affect adversely the interests, rights or obligations of the Agent (in its capacity as the Agent), shall be effective without consent of the Agent.

         SECTION 16.2 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify to the Agent, the Issuing Lender and the Borrower for purposes of notice. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section, provided that notices to the Agent under Sections 3, 4 and 14 shall not be effective until received by the Agent.

         SECTION 16.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) in connection with:

                 (a) the negotiation, preparation, execution and delivery of this Agreement (including any preceding term sheets and commitment letters relating thereto) and of the other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and
                 (b) the preparation and/or review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other Taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of



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the Revolving Notes or any other Loan Documents, other than Taxes imposed on or measured by any Lender's net income or receipts. The Borrower also agrees to reimburse the Agent and the Issuing Lender upon demand for all reasonable and customary out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent or the Issuing Lender in connection with the enforcement of any Liabilities and the consideration of legal issues relevant hereto and thereto. All obligations of the Borrower provided for in this Section 16.3 shall survive termination of this Agreement.

         SECTION 16.4 General Indemnity. In addition to the payment of expenses pursuant to Section 16.3, Borrower agrees to indemnify, pay and hold the Agent, the Issuing Lender and each Lender, and the officers, directors, employees, agents, and affiliates of the Agent, the Issuing Lender and each Lender (collectively, the "Indemnitees"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement, any other Loan Document or any other agreements executed and delivered by the Borrower in connection herewith, the Lenders' agreement to make the Revolving Loans hereunder, the Issuing Lender's agreement to issue Letters of Credit, or the use or intended use of the proceeds of any of the Revolving Loans or the LC Obligations (the "indemnified liabilities"); provided, that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee or from any action between the Agent, the Issuing Lender or any Lender against an officer, director or employee of the Agent, the Issuing Lender or such Lender. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 16.4 shall survive satisfaction and payment of Borrower's obligations hereunder and termination of this Agreement.





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                                      -71-

         SECTION 16.5 Subsidiary References. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as the Borrower has one or more Subsidiaries.

         SECTION 16.6 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

         SECTION 16.7 Governing Law. This Agreement, the Revolving Notes and each Revolving Loan shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. All obligations of the Borrower and rights of the Agent, the Issuing Lender and the Lenders expressed herein or in the other Loan Documents shall be in addition to and not in limitation of those provided by applicable law.

         SECTION 16.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. When counterparts executed by all the parties shall have been lodged with the Agent (or, in the case of any Lender as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, facsimile, telex or other written confirmation from such Lender of execution of a counterpart hereof by such Lender), this Agreement shall become effective as of the Effective Date hereof, and at such time the Agent shall notify the Borrower, the Issuing Lender and each Lender.

         SECTION 16.9 SUBMISSION TO JURISDICTION; WAIVER OF VENUE. THE BORROWER, ON BEHALF OF ITSELF AND EACH SUBSIDIARY (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT, AND (B) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE AGENT, THE ISSUING LENDER OR ANY LENDER OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF ANY THEREOF, ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 16.9. THE BORROWER, ON BEHALF OF ITSELF AND EACH SUBSIDIARY, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY THE BORROWER, ANY SUBSIDIARY, THE AGENT, THE ISSUING LENDER, ANY LENDER, OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION





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                                      -72-

16.9 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE BORROWER ON BEHALF OF ITSELF AND EACH SUBSIDIARY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 16.10 WAIVER OF JURY TRIAL. THE BORROWER, THE ISSUING LENDER, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

         SECTION 16.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (b) the rights of the Lenders to make assignments or grant participations are subject to the provisions of
Section 15.





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                                      -73-

  Delivered at Chicago, Illinois, as of the day and year first above written.

                                                   VLSI TECHNOLOGY, INC.


                                              By: /s/ JOHN C. BATTY
                                                  ______________________________

                                              Name: John C. Batty
                                                    ____________________________

                                              Title: Vice President & Treasurer
                                                     ___________________________

                                               Address: 1109 McKay Drive, M/S 25
                                                     San Jose, California  95131

                                              Attention: JOHN C. BATTY
                                                         _______________________

                                              Telephone: (408) 434-7861
                                                         _______________________

                                              Facsimile: (408) 434-3181
                                                         _______________________





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                                      -74-

        CONTINENTAL BANK N.A., in its individual corporate capacity and as Agent

                           By: /s/ BARRY A. PETERSON
                               ______________________________
                           Name:   Barry A. Peterson
                           Title:  Vice President


                           Lending Office (Base Rate Loans)

                           Address: 231 South LaSalle Street
                           Chicago, Illinois  60697
                           Attention: Barry A. Peterson
                           Title:  Vice President
                           Telephone: (312) 828-1379
                           Facsimile: (312) 828-1754


                           Lending Office (Eurodollar Rate
                           Loans)

                           Address: 231 South LaSalle Street
                           Chicago, Illinois  60697
                           Attention: Barry A. Peterson
                           Title:  Vice President
                           Telephone: (312) 828-1379
                           Facsimile: (312) 828-1754


                           Lending Office (CD Rate Loans)

                           Address: 231 South LaSalle Street
                           Chicago, Illinois  60697
                           Attention: Barry A. Peterson
                           Title:  Vice President
                           Telephone: (312) 828-1379
                           Facsimile: (312) 828-1754





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                                      -75-

                           COMERICA BANK - CALIFORNIA

                           By: /s/ LORI S. EDWARDS
                               ______________________________
                           Name:   Lori S. Edwards
                           Title:  First Vice President


                           Lending Office (Base Rate Loans)

                           Address:  55 Almaden Boulevard
                           San Jose, CA  95113
                           Attention:  Lori S. Edwards
                           Telephone:  (408) 291-6609
                           Facsimile:  (408) 271-4120


                           Lending Office (Eurodollar Rate
                           Loans)

                           Address:  55 Almaden Boulevard
                           San Jose, CA  95113
                           Attention:  Lori S. Edwards
                           Telephone:  (408) 291-6609
                           Facsimile:  (408) 271-4120


                           Lending Office (CD Rate Loans)

                           Address:  55 Almaden Boulevard
                           San Jose, CA  95113
                           Attention:  Lori S. Edwards
                           Telephone:  (408) 291-6609
                           Facsimile:  (408) 271-4120





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                                      -76-

                          THE BANK OF CALIFORNIA, N.A.

                          By: /s/ DEAN CHU
                              ______________________________

                          Name: Dean J. Chu
                                ____________________________
                          Title:  Vice President


                          Lending Office (Base Rate Loans)

                          Address: 400 California Street
                          San Francisco, CA  94104
                          Attention: Magdalene Chan
                          Telephone: (415) 765-3641
                          Facsimile: (415) 765-3146


                          Lending Office (Eurodollar Rate
                          Loans)

                          Address: 400 California Street
                          San Francisco, CA  94104
                          Attention: Magdalene Chan
                          Telephone: (415) 765-3641
                          Facsimile: (415) 765-3146


                          Lending Office (CD Rate Loans)

                          Address: 400 California Street
                          San Francisco, CA  94104
                          Attention: Magdalene Chan
                          Telephone: (415) 765-3641
                          Facsimile: (415) 765-3146





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                                      -77-

                                                   CHEMICAL BANK

                            By: /s/ JOHN J. HUBER
                                ______________________________

                            Name:   John J. Huber III
                            Title:  Managing Director


                            Lending Office (Base Rate Loans)

                            Address:  270 Park Avenue
                            New York, New 10017-2070
                            Attention: Miranda Chin
                            Telephone: (212) 270-4994
                            Facsimile: (212) 270-2112


                            Lending Office (Eurodollar Rate
                            Loans)

                            Address:  270 Park Avenue
                            New York, New 10017-2070
                            Attention: Miranda Chin
                            Telephone: (212) 270-4994
                            Facsimile: (212) 270-2112


                            Lending Office (CD Rate Loans)

                            Address:  270 Park Avenue
                            New York, New 10017-2070
                            Attention: Miranda Chin
                            Telephone: (212) 270-4994
                            Facsimile: (212) 270-2112





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                                      -78-

                                   SCHEDULE I


                             Lenders (Section 1.1)


                                                Revolving Loan                          Lender's

 Lender                                           Commitment                           Percentage
 ------                                           ----------                           ----------

 Continental Bank, N.A.                         $15,000,000                            28.5714286%
 Comerica Bank -                                $12,500,000                            23.8095238%
 California

 The Bank of                                    $10,000,000                            19.0476190%
 California, N.A.

 Chemical Bank                                  $15,000,000                            28.5714286%





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
                                  SCHEDULE II

                            Contingent Obligations




                                                              Estimated
   Obligor                      Description                    Amount
   -------                      -----------                   ---------

[                                                                          ]


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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




                                  SUBSIDIARIES

                                  SCHEDULE III
                                  Subsidiaries




                                                                                                                Percentage
                                                                      Jurisdiction                              of Equity
                                                 Restricted/              of               Form of             Held by the
Name                                             Unrestricted        Organization        Organization            Borrower
- - ----                                            -------------        -------------       ------------          -----------

VLSI Technology, GmbH                           Unrestricted           Germany              GmbH                 100.0%
VLSI Technology Ltd.                            Unrestricted           United Kingdom       Limited              100.0%
VLSI Technology France, SARL                    Unrestricted           France               SARL                 100.0%
VLSI Technology K.K.                            Unrestricted           Japan                K.K.                 100.0%
VLSI Technology Asia Limited                    Unrestricted           Hong Kong            Limited              100.0%
VLSI India, Inc.                                Restricted             State of Delaware    Corporation          100.0%
VLSI Technology Italia SRL                      Unrestricted           Italy                SRL                  100.0%
COMPASS Design Automation, Inc.                 Restricted             State of Delaware    Corporation           99.8%
COMPASS Design Automation EURL                  Unrestricted           France               EURL                 100.0%
COMPASS Design Automation, GmbH                 Unrestricted           Germany              GmbH                 100.0%
COMPASS Design Automation International B.V.    Unrestricted           The Netherlands      B.V.                 100.0%
COMPASS Design Automation Italia SRL            Unrestricted           Italy                SRL                  100.0%
COMPASS Japan K.K.                              Unrestricted           Japan                K.K.                 100.0%

                                  SCHEDULE IV

                                     ERISA


Vested or Contingent Liabilities

                              NONE



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
                                   SCHEDULE V

                             Environmental Matters


    Storage Tanks                            Approximate           Tank
      Location             Capacity              Age           Construction
    -------------          --------          -----------       ------------


[
                                                                          ]






[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


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
SCHEDULE VI
                     SECURED AND SUBORDINATED INDEBTEDNESS

                                                                                                                 Balance Outs.
                                                                                               27-May-94        Plus Remaining
 Borrower                             Lender/Trustee                         Maturity          Balance Outs.      Commitment
- - -------------------------------------------------------------------------------------------------------------------------------

A.  SECURED INDEBTEDNESS

             VLSI TECHNOLOGY, INC.    FLEET CREDIT CORP                       4/10/95          666,874
             VLSI TECHNOLOGY, INC.    BARCLAYS BUSINESS CREDIT, INC.          7/10/95          514,811
             VLSI TECHNOLOGY, INC.    BARCLAYS BUSINESS CREDIT, INC.         10/12/95          606,032
             VLSI TECHNOLOGY, INC.    NEW ENGLAND CAPITAL CORP                7/31/96        1,100,517
             VLSI TECHNOLOGY, INC.    THE CIT GROUP/EQUIP. FINANCING          9/20/94          390,053
             VLSI TECHNOLOGY, INC.    THE CIT GROUP/EQUIP. FINANCING          9/27/96        1,162,747
             VLSI TECHNOLOGY, INC.    THE CIT GROUP                          12/23/00        3,915,012            9,764,375
             VLSI TECHNOLOGY, INC.    HOUSEHOLD BANK-BUSINESS EQUIP.          1/27/97        2,952,227
             VLSI TECHNOLOGY, INC.    HOUSEHOLD BANK-BUSINESS EQUIP.          4/26/97        1,397,026
             VLSI TECHNOLOGY, INC.    HOUSEHOLD BANK-BUSINESS EQUIP.          4/15/96          620,111
             VLSI TECHNOLOGY, INC.    HOUSEHOLD BANK-BUSINESS EQUIP.          4/27/96          446,616
             VLSI TECHNOLOGY, INC.    FINANCING FOR SCIENCE INT'L             9/14/00        2,367,385
             VLSI TECHNOLOGY, INC.    USL CREDIT CORP                         9/14/00        2,367,385
             VLSI TECHNOLOGY, INC.    SAFECO CREDIT COMPANY                   9/24/00        2,367,665
             VLSI TECHNOLOGY, INC.    TOKAI FINANCIAL                         3/31/01          821,932
             VLSI TECHNOLOGY, INC.    TOKAI FINANCIAL                        12/22/98          493,508           2,985,542
             VLSI TECHNOLOGY, INC.    BALTIMORE BANCORP LEASING & FIN         8/12/95          206,314
             VLSI TECHNOLOGY, INC.    BANC ONE ARIZONA LEASING CORP            4/1/95           19,560
             VLSI TECHNOLOGY, INC.    BANC ONE ARIZONA LEASING CORP            6/1/95          192,369
             VLSI TECHNOLOGY, INC.    BANC ONE ARIZONA LEASING CORP           6/30/94          269,366
             VLSI TECHNOLOGY, INC.    BANC ONE ARIZONA LEASING CORP           1/31/95          382,100
             VLSI TECHNOLOGY, INC.    BANC ONE ARIZONA LEASING CORP           1/31/95          481,785
             VLSI TECHNOLOGY, INC.    GE CAPITAL CORP                        12/31/95          820,087
             VLSI TECHNOLOGY, INC.    GE CAPITAL CORP                        12/31/95        2,315,861
             VLSI TECHNOLOGY, INC.    GE CAPITAL CORP                        12/31/95          731,004
             VLSI TECHNOLOGY, INC.    SENTRY FINANCIAL CORPORATION            1/31/96        1,198,930
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION             7/25/95          822,653
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION             7/25/95          226,554
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION            10/14/95          363,162
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION            12/27/95           49,823
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION            12/27/95           80,289
             VLSI TECHNOLOGY, INC.    METLIFE CAPITAL CORPORATION            12/30/95          328,845
             VLSI TECHNOLOGY, INC.    BA EQUIPMENT LEASING                   11/30/94          102,737
             VLSI TECHNOLOGY, INC.    BA EQUIPMENT LEASING                   11/30/94           83,794
             VLSI TECHNOLOGY, INC.    BA EQUIPMENT LEASING                   11/30/94           25,802
             VLSI TECHNOLOGY, INC.    BA EQUIPMENT LEASING                   11/30/94           14,283
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           3/25/95          235,140
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           3/25/95          241,338
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           3/25/95          990,037
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL            4/3/95          421,411
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           5/24/95        1,081,507
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL            6/7/95          278,701
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           9/14/94           34,765
             VLSI TECHNOLOGY, INC.    BANKAMERICA LEASING & CAPITAL           9/13/94           37,831
             VLSI TECHNOLOGY, INC.    AT&T COMMERCIAL FINANCE CORP           11/17/98        1,884,616
             VLSI TECHNOLOGY, INC.    AT&T COMMERCIAL FINANCE CORP           11/18/98          615,713
             VLSI TECHNOLOGY, INC.    AT&T COMMERCIAL FINANCE CORP           12/22/98          724,022

B.  SUBORDINATED INDEBTEDNESS

             VLSI TECHNOLOGY, INC.    CITIBANK, N.A.                           5/1/12       57,500,000


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
                                  SCHEDULE VII


                              Liens (Section 10.2)



                                         Secured                                        File               File
                 Debtor                   Party                Collateral               Date               Number
                 ------                  -------               ----------               ----               ------
[                                                                                                                    ]


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


06\01\94\25605\059\10AGRMMV.007

                                 SCHEDULE VIII


                                  Investments



                                           Investment                        Amount
                                           ----------                        ------
[                                                                                   ]


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED


06\01\94\25605\059\10AGRMMV.007

                                   EXHIBIT A

                                 REVOLVING NOTE


                                                               Chicago, Illinois
$__________                                                    June 6, 1994


   On or before May __, 1996 the undersigned, FOR VALUE RECEIVED, promises to pay to the order of ________________ (the "Lender") at the principal office of Continental Bank N.A. (the "Agent") in Chicago, Illinois, __________________ DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement hereinafter referred to) made by the Lender to the undersigned pursuant to the Credit Agreement, as shown in the schedule attached hereto (and any continuation thereof).

   The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

   Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds.

   This Note is a Revolving Note described in, and is subject to the terms and provisions of, that certain Credit Agreement, dated as of June 6, 1994 (as the same may at any time be amended or modified and in effect, the "Credit Agreement"), among the undersigned, certain financial institutions (including the Lender) and the Agent. Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and, subject to the provisions of the Credit Agreement, any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

   In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable and customary out-of-pocket





\25605\059\10EXHMMV.005
expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

   All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

   THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                             VLSI TECHNOLOGY, INC.


                                             By:_________________________
                                             Name:_______________________
                                             Title:______________________





\25605\059\10EXHMMV.005

Schedule attached to Revolving Note dated June 6, 1994 of VLSI TECHNOLOGY, INC., payable to the order of ____________________.



Date of Loan,                                                Interest
Continuation or           Interest         Amount of         Rate Per           Amount of       Notation
Conversion                 Period            Loan             Annum             Repayment       Made By
- - ---------------           --------         ---------         --------           ---------       --------




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                                      -1-

                                   EXHIBIT B

                           FORM OF BORROWING REQUEST


CONTINENTAL BANK N.A.,
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  Barry A. Peterson
                Vice President

Ladies and Gentlemen:

                 This Borrowing Request is delivered to you pursuant to Sections 3.2 and 12.2.1 of the Credit Agreement, dated as of June 6, 1994 (as amended or modified, the "Credit Agreement"), among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders that are or from time to time become party thereto (the "Lenders") and Continental Bank N.A., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

                 The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $______ on ___________, 19__ as a [Base Rate
Loan] [CD Rate Loan having an Interest Period of [                        ]]
[Eurodollar Rate Loan having an Interest Period of [                     ]].

                 The Borrower hereby certifies and warrants that on the date the Borrowing requested hereby is made, after giving effect to the making of such Revolving Loan:

                 (a) No Default or Event of Default has occurred and is continuing or will result from the making of such Revolving Loan;

                 (b) The representations and warranties of the Borrower contained in Section 8 of the Credit Agreement [,(except Sections 8.6, 8.7, 8.8 and 8.10]* are true





__________________________________

     * To be inserted in any request following the initial Revolving Loans or initial issuance of any Letter of Credit.



[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

\25605\059\10EXHMMV.005
         and correct with the same effect as though made on the date hereof;

                 (c)  No Material Litigation exists, except as disclosed on
         Schedule II to the Credit Agreement and since the Effective Date of the Credit Agreement, no Material Litigation Development has occurred with respect to any Litigation so disclosed on Schedule II; and

                 (d) No Material Adverse Change has occurred since the date of the most recent financial statements delivered or required to be delivered pursuant to Section 9.1 of the Credit Agreement.

                 The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

                 Please wire transfer the proceeds of the Borrowing to the accounts of the Persons set forth on Annex I attached hereto.

                 The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Officer this ____ day of _____________, 19__.

                                            VLSI TECHNOLOGY, INC.


                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________



\25605\059\10EXHMMV.005
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                                    ANNEX I



Amount to be                   Person to be Paid                             Name, Address, etc.
                          ---------------------------
Transferred               Name                     Account No.               of Transferee Lender
- - -----------               ----                     -----------               --------------------

$
 -----------              -------------            -----------               --------------------

                                                                             --------------------
                                                                             Attention:
                                                                                       ----------

$
 -----------              -------------            -----------               --------------------

                                                                             --------------------
                                                                             Attention:
                                                                                       ----------

Balance of                The Borrower
                                                   -----------               --------------------
such proceeds
                                                                             --------------------
                                                                             Attention:
                                                                                       ----------





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                                   EXHIBIT C

                     FORM OF CONTINUATION/CONVERSION NOTICE


Continental Bank N.A.,
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  Barry A. Peterson
            Vice President

Ladies and Gentlemen:

                 This Continuation/Conversion Notice is delivered to you pursuant to Section 3.5 of the Credit Agreement, dated as of June 6, 1994 (as amended or modified, the "Credit Agreement"), among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders that are or from time to time become party thereto (the "Lenders") and Continental Bank N.A., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

                 The Borrower hereby requests that on ___________, 19__:

                 (1) $_________ of the presently outstanding principal amount of the Revolving Loans.

                 (2) and all presently being maintained as [Base Rate Loans] [CD Rate Loans] [Eurodollar Rate Loans],

                 (3)  be [converted into] [continued as],

                 (4)  [Base Rate Loans] [CD Rate Loans having an Interest
         Period of [                        ]] [Eurodollar Rate Loans having an
         Interest Period of [                     ]].

                 The Borrower hereby certifies and warrants that on the date of such continuation or conversion, after giving effect thereto no Default has occurred and is continuing or will result from the conversion or continuation herein requested.

                 Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each




[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

                 The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Officer this ___ day of _________, 19__.

                                        VLSI TECHNOLOGY, INC.


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________





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                                   EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE



Continental Bank N.A.,
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  Barry A. Peterson
                   Vice President

Ladies and Gentlemen:

                 This certificate (the "Certificate") is delivered to you pursuant to Section 9.1.3 of the Credit Agreement, dated as of June 6, 1994 (as amended or modified, the "Credit Agreement"), among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders who are or from time to time become party thereto (the "Lenders") and Continental Bank N.A., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

                 The undersigned hereby certifies and warrants to the Agent and the Lenders that he is the chief financial officer of the Borrower (in such capacity, the "CFO") and that, as such, he is authorized to execute this Certificate on behalf of the Borrower and further certifies and warrants to the Agent and the Lenders on behalf of the Borrower that as at ____________, 19__ [insert last day of the most recent Fiscal Quarter] (the "Computation Date") the following is a true and correct computation of the ratios and financial tests contained in the Credit Agreement:

         1.      Section 11.1 - Quick Ratio.

                 (a)      The sum of cash, Class One Cash
                          Equivalents, Class Two Cash
                          Equivalents and accounts receivable
                          of the Borrower and its Subsidiaries:    $
                                                                    ----------

                 (b)      Consolidated current liabilities of
                          the Borrower and its Subsidiaries:       $
                                                                    ----------

                 (c)      Ratio of Item 1(a) to Item 1(b):            ___:1.00





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
                 (d)      Ratio in Item 1(c) may not be less than:  [           ]


         2.      Section 11.2 - Leverage Ratio
                 -----------------------------

                 (a)      Total consolidated liabilities of
                          the Borrower and its Subsidiaries plus
                          the undrawn face amount of all
                          outstanding letters of credit issued
                          for the account of the Borrower
                          or any of its Subsidiaries:                $
                                                                      ----------

                 (b)      Consolidated Tangible Net Worth:           $
                                                                      ----------

                 (c)      Ratio of Item 2(a) to Item 2(b):             ____:1.00

                 (d)      Ratio in Item 2(c) may not be greater
                          than:                                     [           ]


         3.      Section 11.3 - Minimum Profitability.
                 ------------------------------------

                 (a)      Consolidated net loss of the Borrower
                          and its Subsidiaries for the Fiscal
                          Quarter ending on the Computation
                          Date:                                      $
                                                                      ----------

                 (b)      Aggregate consolidated net loss of
                          the Borrower and its Subsidiaries
                          for the [             ] Fiscal
                          Quarters ending on the Computation
                          Date:                                      $
                                                                      ----------

                 (c)      Aggregate consolidated net loss of
                          the Borrower and its Subsidiaries for
                          the [              ] Fiscal Quarters
                          ending on the Computation Date:            $
                                                                      ----------

                 (d)      No amount set forth in Items 3(a),
                          3(b) or 3(c) may be greater than:         [           ]


         4.      Section 11.4 - Fixed Charge Coverage Ratio.
                 ------------------------------------------

                 (a)      EBITDA for the  [               ] Fiscal
                          Quarters ending on the Computation
                          Date:                                      $
                                                                      ----------



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
                 (b)      The sum of (i) consolidated interest
                          expense, (ii) consolidated income
                          taxes paid, (iii) preferred stock
                          cash dividends paid, (iv) the average
                          of the consolidated current portion of
                          long-term debt   (other than Revolving
                          Loans) as of the end of each such [   ]
                          Fiscal Quarters, and (v) the average of
                          consolidated current capital lease
                          obligations as of the end of each of
                          such [   ] Fiscal Quarters:                 $
                                                                      ----------

                 (c)      Ratio of Item 4(a) to Item 4(b):            __________

                 (d)      Ratio in Item 4(c) may not be less
                          than:                                      [          ]


         5.      Section 11.5 - Capital Expenditures.
                 -----------------------------------

                 (a)      Consolidated Capital Expenditures
                          for the [               ]
                          Fiscal Quarters ending on the
                          Computation Date:                          $
                                                                      ----------

                 (b)      EBITDA for such [   ] Fiscal Quarter
                          period:                                    $
                                                                      ----------

                 (c)      Consolidated cash, Class One Cash
                          Equivalents and Class Two Cash
                          Equivalents of the Borrower and its
                          Subsidiaries as of the Computation
                          Date:                                      $
                                                                      ----------

                 (d)      If Item 5(c) exceeds [         ],
                          the amount of such excess;
                          otherwise, $0:                             $
                                                                      ----------

                 (e)      Item 5(b), plus Item 5(d):                 $
                                                                      ----------

                 (f)      The amount in Item 5(a) may not
                          exceed the amount in Item 5(e).


         6.      Section 11.6 - Consolidated Tangible Net Worth.
                 ----------------------------------------------

                 (a)      Consolidated Tangible Net Worth as
                          of April 1, 1994 [                 ]       $
                                                                      ----------



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
                 (b)      [



                                                      ]            $
                                                                    ----------

                 (c)      [



                                               ]                   $
                                                                    ----------

                 (d)      Item 6(a), plus Item 6(b), plus
                          Item 6(c):                               $
                                                                    ----------

                 (e)      Consolidated Tangible Net Worth as
                          of the Computation Date:                 $
                                                                    ----------

                 (f)      The amount in Item 6(e) may not
                          be less than the amount in Item 6(d).


         7.      Section 11.7 - Cash and Cash Equivalents.
                 ----------------------------------------

                 (a)      The aggregate Dollar amount of
                          consolidated cash, Class One Cash
                          Equivalents and Class Two Cash
                          Equivalents of the Borrower and
                          its Subsidiaries:                        $
                                                                    ----------

                 (b)      The amount in Item 7(a) may not be
                          less than:                              [           ]



[         ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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                 IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered and the certifications and warranties contained herein to be made, by its Chief Financial Officer this ___ day of ________, 19__.

                                             VLSI TECHNOLOGY, INC.



                                             By:_______________________________
                                             Name:_____________________________
                                             Title:  Chief Financial Officer





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                                   EXHIBIT E

                          [                          ]


                [






































                                                            ]


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[






































          ]


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[







































                    ]


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[








































                                                      ]


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                 [













































                                                  ]


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[








































                              ]


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[









































                        ]


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[

































       ]




[


           ]


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         [














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[        ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

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                                  EXHIBIT F-1
                                  May __, 1994




                                                                      19840-0007




The Agent and each of the Lenders party
to the Credit Agreement referred to below
c/o Continental Bank N.A., as Agent
231 South LaSalle Street
Chicago, Illinois 60697

                           Re:  VLSI Technology, Inc.

Ladies and Gentlemen:

  We have acted as counsel to VLSI Technology, Inc., a Delaware corporation (the "Borrower"), in connection with the Credit Agreement (the "Agreement") of even date herewith, among the Borrower, the lenders party thereto (the "Lenders"), and Continental Bank N.A., as agent for the Lenders (in such capacity, the "Agent"). This opinion is rendered to you pursuant to Section
12.1.3 of the Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Agreement.

                                       I.

  We have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion upon our review of the following records, documents, instruments and certificates and such additional certificates relating to factual matters as we have deemed necessary or appropriate for our opinion:

  (a)  The Agreement;

  (b) The Revolving Notes of the Borrower, each of even date herewith, delivered pursuant to the Agreement and payable by the Borrower to the various Lenders (the "Notes");

Continental Bank N.A., as Agent
May __, 1994                                                             Page 2



  (c)  [


                                                              ]

  (d)  [


                                                 ]
  The Agreement and the Notes are collectively referred to in this opinion as the "Loan Documents."

                                      II.

  We have also assumed the following:

  A. Each Lender (i) is not a foreign lending institution, (ii) is not transacting intrastate business within the meaning of Section 191 of the California Corporations Code or (iii) is duly qualified to do business in the State of California.

  B. Each Lender (i) has duly authorized, executed and delivered the Agreement and (ii) has all requisite power and authority under laws, rules and regulations applicable to it, as a financial institution engaged in the business of making loans of the type provided for under the Agreement, to execute, deliver and enforce the Agreement.

  C. Each Lender qualifies for the exemption from the otherwise applicable interest rate limitations of California law for loans or forbearances (i) by national banks provided by article XV, Section 1 of the California Constitution or (ii) by banks chartered under the laws of a State other than the State of California provided by California Financial Code Section 1716; all loans under the Agreement will be made by each Lender for its own account or for the account of another person or entity that qualifies for an exemption from the interest rate limitations of California law; and there is no present agreement or plan, express or implied, on the part of any Lender to sell participations or any other interest in the loans to be made under the Agreement to any person or entity other than a person or entity that also qualifies for an exemption from the interest rate limitations of California law.

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
May __, 1994                                                             Page 3


                                      III.

  We express no opinion as to:

  A. The applicable choice of law rules that may affect the interpretation or enforcement of any of the Loan Documents, [
                         ], including, without limitation, any opinion as to whether the laws of the State of Illinois or the laws of the State of California, or the laws of any other jurisdiction, would be held to govern the interpretation and enforcement of the Loan Documents, [
                                                 ].

  B. Any securities, anti-trust, tax, land use, safety, environmental, hazardous materials, insurance company or banking laws, rules or regulations (except to the extent expressly set forth in Paragraph 3 of Part IV below) or laws, rules or regulations applicable to the Lenders by virtue of their status as financial institutions engaged in the business of making loans of the type contemplated by the Agreement.

  C. The effect on [                             ] obligations, and the Agent's
     and the Lenders' rights, under the [
            ], respectively, of laws relating to fraudulent transfers and fraudulent obligations set forth in Sections 544 and 548 of the federal Bankruptcy Code and Sections 3439 et seq. of the California Civil Code.

  D. The enforceability of Section 16.10 of the Agreement or Section 18 of the
     [                                                         ].

  This opinion is limited to the federal laws of the United States of America and the laws of the State of California. We disclaim any opinion as to the laws of any other jurisdiction. We further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision.

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
MAY __, 1994                                                              Page 4


  Our opinions set forth in Paragraphs 1, 2 and 3 of Part IV below are given as if the laws of the State of California governed the interpretation and enforcement of the Loan Documents, rather than the laws of the State of Illinois as stated in the Loan Documents.

  We have relied upon the opinion of even date herewith being delivered to you by Thomas F. Mulvaney, Esq., General Counsel of VLSI Technology, Inc., with respect to all matters addressed therein that may have a bearing on this opinion. We have not made an independent investigation of the matters covered in that opinion.

                                      IV.

  Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for our opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:

  1. Each of the Loan Documents is a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

  2. [





          ].

  3. [





     ].


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
MAY __, 1994                                                              Page 5



  4. The making of the Loans, and the application of the proceeds thereof, if effected in compliance with the terms of the Agreement, will not violate Regulation U of the Board of Governors of the Federal Reserve System as presently in effect.

  5. Neither the execution and delivery of the Loan Documents on behalf of the Company nor the payment of the Company's obligations under the Loan Documents violates any law applicable to the Company. [




                                                                       ].

                                       V.

  We further advise you that:

  A. As noted, the enforceability of the Loan Documents, [
                               ] is subject to the effect of general principles
     of equity. These principles include, without limitation, concepts of commercial reasonableness, materiality and good faith and fair dealing.
     As applied to the Loan Documents, [
            ], these principles will require the Lender to act reasonably, in good faith and in a manner that is not arbitrary or capricious in the administration and enforcement of the Loan Documents, [
                               ] and will preclude the Lender from invoking
     penalties for defaults that bear no reasonable relation to the damage suffered or that would otherwise work a forfeiture.

  B. The enforceability of the Loan Documents, [
                       ] is subject to the effect of Section 1670.5 of the California Civil Code, which provides that a court may refuse to enforce, or may limit the enforcement of, a contract or any clause of a contract that a court finds as a matter of law to have been unconscionable at the time it was made.

  C. The effectiveness of indemnities, rights of contribution, exculpatory provisions and waivers of the benefits of statutory provisions may be limited on public policy grounds.

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
MAY __, 1994                                                              Page 6



  D. Section 1717 of the California Civil Code provides that, in any action on a contract where the contract specifically provides that attorneys' fees and costs incurred to enforce that contract shall be awarded either to one of the parties or to the prevailing party, then the party who is determined to be the party prevailing in the action, whether that party is the party specified in the contract or not, shall be entitled to reasonable attorneys' fees in addition to other costs.

  E. Provisions of the Loan Documents, [
            ] requiring that waivers must be in writing may not be binding or enforceable if a non-executory oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver.

  F. The enforceability of [                                      ] may
     be subject to California statutory provisions and case law to the effect that a [




















          ]


[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
May __, 1994                                                             Page 7


  [


                                              ].

                                      VI.

   This opinion is rendered to you in connection with the
Agreement and is solely for your benefit. This opinion may not be relied upon by any other person, firm, corporation or other entity without our prior
written consent.   We disclaim any obligation to advise you of any change of
law that occurs, or any facts of which we become aware, after the date of this opinion.

            Very truly yours,

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

                                                                 EXHIBIT F-2



May _________, 1994



The Agent and each of the Lenders party
  to the Credit Agreement referred to below
c/o Continental Bank N.A., as Agent
231 South LaSalle Street
Chicago, Illinois 60697

         Re:     VLSI Technology, Inc.

Ladies and Gentlemen:

         I am general counsel to VLSI Technology, Inc., a Delaware corporation (the "Company"), [

             ], and have acted in such capacity in connection with the Credit Agreement (the "Agreement") of even date herewith, among the Company, the lenders party thereto (the "Lenders"), and Continental Bank N.A., as agent for the Lenders (in such capacity, the "Agent"). This opinion is rendered to you pursuant to Section 12.1.3 of the Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Agreement.

                                       I.

         In connection with this opinion, I have assumed the authenticity of all records, documents and instruments submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to me as copies. I have based my opinion upon my review of the following records, documents, instruments and certificates and such additional certificates relating to factual matters as I have deemed necessary or appropriate for my opinion:

         (a)     The Agreement;

         (b) The Revolving Notes of the Company, each of even date herewith, delivered pursuant to the Agreement and payable by the Company to the various Lenders (the "Notes");

         (c)     [

                                 ]

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
May __, 1994
Page 2




         (d) The Restated Certificate of Incorporation of the Company, together with all amendments, certified by the Delaware Secretary of State as of May 25, 1994, which is complete and in full force and effect as of the date of this opinion;

         (e) The Bylaws of the Company which are in full force and effect as of the date of this opinion;

         (f) All records of proceedings and actions of the board of directors of the Company relating to the transactions contemplated by the Agreement;

         (g) A Certificate of Good Standing relating to the Company issued by the Secretary of State of the State of Delaware, dated May 25, 1994;

         (h) A letter from the Franchise Tax Board of the State of California stating that the Company is in good standing with that agency, dated May 26, 1994;

         (i) A Certificate of Status relating to the Company issued by the Secretary of State of the State of California, dated May 26, 1994;

         (j) A Certificate from the Corporation Commission relating to the Company issued by the Secretary of State of the State of Arizona, dated May 26, 1994;

         (k) A Certificate relating to the Company issued by the Secretary of the State of Texas, dated May 26, 1994;

         (l) The Certificate of Incorporation of COMPASS certified by the Delaware Secretary of State as of May 25, 1994, which is complete and in full force and effect as of the date of this opinion;

         (m) The Bylaws of COMPASS which are in full force and effect as of the date of this opinion;

         (n) All records of proceedings and actions of the board of directors of COMPASS relating to the transactions contemplated by the Agreement;

         (o) A Certificate of Good Standing relating to COMPASS issued by the Secretary of State of the State of Delaware, dated May 25, 1994;

Continental Bank N.A., as Agent
May __, 1994
Page 3




         (p) A letter from the Franchise Tax Board of the State of California stating that COMPASS is in good standing with that agency, dated May 26, 1994;

         (q) A Certificate of Status relating to COMPASS issued by the Secretary of State of the State of California, dated May 26, 1994;

         (r) A Certificate from the Department of State relating to COMPASS issued by the Secretary of State of the State of Florida, dated May 26, 1994;

         (s) A Certificate of Existence relating to COMPASS issued by the Secretary of State of the State of Georgia, dated May 26, 1994;

         (t) A Certificate from the Department of Assessments and Taxation relating to COMPASS issued by the Administrative Officer of the State of Maryland, dated May 26, 1994;

         (u) A Certificate relating to COMPASS issued by the Secretary of State of the State of Massachusetts, dated May 26, 1994;

         (v) A Certificate of Good Standing relating to COMPASS issued by the Secretary of State of the State of Minnesota, dated May 25, 1994;

         (w) A Certificate from the Department of State relating to COMPASS issued by the Secretary of State of New Jersey, dated May 26, 1994;

         (x) A Certificate from the Department of State relating to COMPASS issued by the Acting Secretary of the Commonwealth of Pennsylvania, dated May 26, 1994;

         (y) A Certificate relating to COMPASS issued by the Secretary of the State of Texas, dated May 26,1994;

         (z) The Certificate of Incorporation of VLSI India certified by the Delaware Secretary of State as of May 27, 1994, which are complete and in full force and effect as of the date of this opinion;

         (aa) The Bylaws of VLSI India which are in full force and effect as of the date of this opinion;

         (ab) All records of proceedings and actions of the board of directors of VLSI India relating to the transactions contemplated by the Agreement;

Continental Bank N.A., as Agent
May __, 1994
Page 4




         (ac) A Certificate of Good Standing relating to VLSI India issued by the Secretary of State of the State of Delaware, dated May 27, 1994; and

         (ad)    Those agreements identified as Exhibits 4.3 through 4.7 and
                 10.1 through 10.60 in Item 14(b) of the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 1993 (the "Material Agreements").

The Agreement and the Notes are collectively referred to in this opinion as the "Loan Documents."

         I have based my opinion expressed in Paragraph 1 of Part IV as to the good standing of the Company under the laws of the States of Delaware, California, Arizona and Texas; in Paragraph 7 of Part IV as to the good standing of COMPASS under the laws of the States of Delaware, California, Florida, Georgia, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania and Texas; and in Paragraph 7 of Part IV as to the good standing of VLSI India under the laws of the State of Delaware, solely upon the Certificates of Good Standing enumerated above. I have made no additional investigation after the respective dates of those Certificates in rendering my opinions expressed in Paragraphs 1 and 7 of Part IV.

         In connection with my opinion relating to the Material Agreements, I have not reviewed, and express no opinion on, (i) provisions relating to the occurrence of a "material adverse event" or words of similar import or (ii) parol evidence bearing on interpretation or construction. Moreover, to the extent that any of the Material Agreements is governed by the laws of any jurisdiction other than the State of California, my opinion relating to those Material Agreements is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those Material Agreements.

         Where the opinion relates to my "knowledge," such knowledge is based upon my examination of the records, documents, instruments and certificates enumerated or described above and my actual contemporaneous knowledge. I have not examined any records of any court, administrative tribunal or other similar entity in connection with my opinion.

                                      II.

         I have also assumed the following:

         A. Each Lender (i) is not a foreign lending institution, (ii) is not transacting intrastate business within the meaning of
                 Section 191 of the California Corporations Code or (iii) is duly qualified to do business in the State of California.

Continental Bank N.A., as Agent
May __, 1994
Page 5





         B. Each Lender (i) has duly authorized, executed and delivered the Agreement and (ii) has all requisite power and authority under laws, rules and regulations applicable to it, as a financial institution engaged in the business of making loans of the type provided for under the Agreement, to execute, deliver and enforce the Agreement.

                                      III.

         This opinion is limited to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. I disclaim any opinion as to the laws of any other jurisdiction. This opinion expressly excludes all matters of Illinois law,
which is the law specified in the Agreement, the Notes [              ] as
governing the construction and interpretation of the Agreement, the Notes [
           ].

         I further disclaim any opinion as to:


         A. Compliance with any securities laws, rules or regulations (except to the extent expressly set forth in Paragraphs 14 and 15 of Part IV below) or any antitrust, tax, land use, safety, environmental, hazardous materials, insurance company or banking laws, rules or regulations or laws, rules or regulations applicable to any Lender by virtue of its status as a financial institution engaged in the business of making loans of the type contemplated by the Agreement.

         B. Any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision.

                                      IV.

Based upon the foregoing and my examination of such questions of law as I have deemed necessary or appropriate for my opinion, and subject to the limitations and qualifications expressed below, it is my opinion that:

         1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing in the States of California, Arizona and Texas.

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

Continental Bank N.A., as Agent
May __, 1994
Page 6




         2. The Company has all requisite corporate power and corporate authority (i) to execute the Loan Documents, (ii) to deliver the Loan Documents, (iii) to perform the Loan Documents, (iv) to own its properties, and (v) to carry on its business as it is now conducted to my knowledge.

         3. The execution of the Loan Documents, the delivery of the Loan Documents and the performance of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Loan Documents have been duly executed and delivered on behalf of the Company.

         4. To my knowledge, no governmental consents, approvals, authorizations, registrations, declarations or filings are required for the execution and delivery of the Loan Documents on behalf of the Company or the payment of the Company's obligations under the Loan Documents.

         5. Neither the execution and delivery of the Loan Documents on behalf of the Company nor the payment of the Company's obligations under the Loan Documents (i) conflicts with any provision of the Certificate of Incorporation or the Bylaws of the Company, (ii) to my knowledge, violates any law applicable to the Company or any judgment or order of any court or governmental authority by which the Company or the assets of the Company is bound, or (iii) results in a breach or violation of, or constitutes a default under, any Material Agreement, or in the creation or imposition of (or the obligation to create or impose) any Lien on any assets of the Company pursuant to any Material Agreement.

         6. Since the date of the Company's report on Form 10-Q for the quarterly period ending April 1, 1994 (filed with the Securities and Exchange Commission on May 9, 1994), to my knowledge, no action, suit or proceeding has been initiated or threatened in writing against the Company.

         7. Each of COMPASS and VLSI India has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. COMPASS is duly qualified to do business and is in good standing in the States of California, Florida, Georgia, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania and Texas.

Continental Bank N.A., as Agent
May __, 1994
Page 7




         8.      [



                                                                             ]

         9.      [




                                              ]

         10.     [






                                                ]

         11.     [









                                                                            ]

         12.     [










                                         ]

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

Continental Bank N.A., as Agent
May __, 1994
Page 8




         13. Since the date of the Company's report on Form 10-Q for the quarterly period ending April 1, 1994 (filed with the Securities and Exchange Commission on May 9, 1994), to my knowledge, no action, suit or proceeding has been initiated or threatened in writing against COMPASS or VLSI India.

         14. Neither the Company, COMPASS nor VLSI India is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         15. Neither the Company, COMPASS nor VLSI India is a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         This opinion is rendered to you in connection with the Agreement, the
Notes [              ] and is solely for your benefit and the benefit of
Heller, Ehrman, White & McAuliffe. This opinion may not be relied upon by you or Heller, Ehrman, White & McAuliffe for any other purpose, nor relied upon by any other person, firm, corporation or other entity for any purpose without my prior written consent. I disclaim any obligation to advise you or Heller, Ehrman, White & McAuliffe of any change of developments in areas covered by this opinion that occur after the date of this opinion.

Very truly yours,



Thomas F. Mulvaney
Vice President, General Counsel and Secretary



TFM/mlm

[          ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT G-1

                         FORM OF OFFICER'S CERTIFICATE


Continental Bank N.A.,
  individually and as Agent
  for the Lenders
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  Barry A. Peterson
                   Vice President

Ladies and Gentlemen:

                 This certificate (the "Certificate") is delivered to you pursuant to Section 12.1.4 of the Credit Agreement, dated as of June 6, 1994 (as amended or modified, the "Credit Agreement"), among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders who are or from time to time become party thereto (the "Lenders") and Continental Bank N.A., as agent for the lenders (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

                 The undersigned hereby certifies and warrants to the Agent and the Lenders that he is the [President/Vice President] of the Borrower, and that, as such, he is authorized to execute this Certificate on behalf of the Borrower and further certifies and warrants to the Agent and the Lenders on behalf of the Borrower that:

                 1. The following named individuals are, and have been since __________ __, 19__, elected officers of the Borrower, and each holds the office of the Borrower set forth opposite his name. The signature written opposite the name and title of each such officer is his correct signature.

       Name                   Office              Signature
       ----                   ------              ---------
- - ----------------------    ----------------         ----------------------



- - ----------------------    ----------------         ----------------------


- - ----------------------    ----------------         ----------------------





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
                 2. Attached hereto as Annex A is a certified copy of the Articles of Incorporation of the Borrower as filed in the Office of the Secretary of State of the State of Delaware on __________, 19__, together with all amendments thereto adopted through the date hereof.

                 3. Attached hereto as Annex B is a true and correct copy of the By-Laws of the Borrower which were duly adopted, and are in full force and effect of the date hereof.

                 4. Attached hereto as Annex C is a true and correct copy of resolutions which were duly adopted on __________, 19__ at a meeting of the Board of Directors of the Borrower duly called and held, at which meeting a quorum of such Board was at all times present in person and acting, and such resolutions have not been rescinded, amended or modified.

                 5. On the date hereof, the representations and warranties of the Borrower contained in the Credit Agreement or any other Loan Document are true and correct in all material respects, both before and after giving effect to the Credit Agreement, the Loan Documents and the transactions contemplated pursuant to any of the foregoing.

                 6. On the date hereof, no Default or Event of Default has occurred and is continuing both before and after giving effect to the Credit Agreement, the Loan Documents and the transactions contemplated pursuant to any of the foregoing.

                 7. To the best of my knowledge after due inquiry, there is no pending or threatened proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

                 IN WITNESS WHEREOF, the Borrower has caused this certificate to be executed by the [President/Vice President] this ____ day of _________, 1994.

                                              VLSI TECHNOLOGY, INC.


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________



                 The undersigned hereby certifies and warrants to the Agent and the Lenders that he is the [Secretary/Assistant Secretary] of the Borrower, and that, as such, he is authorized to execute this Certificate on behalf of the Borrower and further





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
certifies and warrants to the Agent and the Lenders on behalf of the Borrower that:

                 1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Borrower and the signature above is his genuine signature.

                 2. The certifications made by [name of Person making above certifications] in items 1, 2, 3 and 4 above are true and correct.


                 IN WITNESS WHEREOF, the Borrower has caused this certificate to be executed by the [Secretary/Assistant Secretary] this ____ day of __________, 1994.

                                                   VLSI TECHNOLOGY, INC.


                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________





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                                  EXHIBIT G-2

                    [
















































                                                                        ]


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                 [













































   ]


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[




















                                                                               ]


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                                   EXHIBIT H

                          FORM OF ASSIGNMENT AGREEMENT


                 ASSIGNMENT AND ACCEPTANCE dated ______________, 19__ between ___________________________ (the "Assignor") and ____________________________
(the "Assignee").


                             PRELIMINARY STATEMENTS

                 A. Reference is made to the Credit Agreement dated as of June 6, 1994 (the "Credit Agreement") among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders who are or from time to time become party thereto (the "Lenders") and Continental Bank N.A., as agent for the lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed thereto in the Credit Agreement.

                 B. The Assignor is a Lender under and as defined in the Credit Agreement and, as such, presently holds a percentage of the rights and obligations of the Lenders under the Credit Agreement. On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, a _________%*** interest (the "Assigned Percentage") in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below).

                 NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

                 1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (including, without limitation, the Assigned Percentage of (i) the Assignor's Revolving Loan Commitment as in effect on the Effective Date, (ii) each of the Revolving Loans owing to the Assignor on the Effective Date and (iii) the Notes held by the Assignor on the Effective Date).





__________________________________

     ***         Specify percentage in no more than 4 decimal points.



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
                 2. The Assignor (i) represents and warrants that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or guarantor or the performance or observance by any Borrower or guarantor of any of their obligations under the Credit Agreement or any other Loan Document furnished pursuant thereto, and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for [a new Revolving Loan Note, dated __________, 19__, in the principal amounts of $___________, payable to the order of the Assignee] [new Notes as follows: Revolving Loan Notes, each dated ______________, 19__, in the principal amount of $_________ and $___________, respectively, payable to the order of the Assignee and the Assignor respectively].****

                 3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) specifies as its CD Lending





__________________________________

     ****        Use alternative provisions depending on whether the Assignor is retaining an interest in the Facility.



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
         Office, Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature page hereof; and (vi) represents and warrants that it is an Eligible Assignee as such term is defined in the Credit Agreement.

                 4. The effective date for this Assignment and Acceptance shall be _______________ (the "Effective Date").***** Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

                 5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                 6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.





__________________________________

     *****       Such date shall be at least two (2) Business Days after the execution of this Assignment and Acceptance.




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
                 7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.


                                        [NAME OF ASSIGNOR]



                                        By:  ______________________________
                                             Name:_________________________
                                             Title:________________________


                                        [NAME OF ASSIGNEE]



                                        By:  ______________________________
                                             Name:_________________________
                                             Title:________________________


                                        Lending Office (Base Rate Loans)
                                                    [Address]

                                        Lending Office (Eurodollar Rate Loans)
                                        (and address for notices):
                                                    [Address]

                                        Lending Office (CD Rate Loans):
                                                    [Address]


Accepted this _____ day
of ______________, 19__

CONTINENTAL BANK, N.A., as Agent



By: _____________________
    Title:





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